Exhibit 99.01
HeartWare Limited
ABN 34 111 970 257
ANNUAL FINANCIAL REPORT &
DIRECTORS’ REPORT
31 DECEMBER 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CONTENTS

Page No(s)

Directors’ Report	3

Corporate Governance Statement	15

Remuneration Report	26

Auditor’s Independence Declaration	45

Independent Audit Report	46

Directors’ Declaration	48

Income Statement	49

Balance Sheet	50

Statement of Changes In Equity	51

Cash Flow Statement	53

Notes to the Financial Statements	54

ASX Additional Information	92
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
The Board of Directors of HeartWare Limited (“the Company” or “HeartWare”) is pleased to submit its Directors’ Report for the Company and its controlled entities (“the HeartWare Group” or “the Consolidated Group”) for the financial year ended 31 December 2007.
Directors
The names of the directors in office at any time during or since the end of the financial year are as follows:

Mr. Robert (Rob) B Thomas	Dr Seth L Harrison	Mr. Douglas E Godshall
(Appointed 26 November 2004)	(Appointed 26 November 2004)	(Appointed 28 October 2006)

Dr Christine C Bennett	Dr Denis N Wade AM	Mr. Robert (Bob) B Stockman
(Appointed 15 December 2004)	(Appointed 15 December 2004)	(Appointed 11 December 2006)
Principal Activities
The principal activities of the HeartWare Group are the development and commercialisation of its circulatory assist device technology.
There were no significant changes in the nature of the principal activities of the HeartWare Group during the year ended 31 December 2007.
Financial Results for the Year Ended 31 December 2007
During the year the HeartWare Group continued to commercialise the HeartWare® LVAD System, the first of its range of circulatory assist devices or “heart pumps”, which are used for the treatment of congestive heart failure. 2007 was also a pivotal year for the Company as it completed enrolment of its 20-patient clinical trial, lodged an application with the United States Food & Drug Administration with a view to commencing its bridge-to-transplant clinical trials in the United States, conducted additional research and development on its future range of products including ongoing cannulation studies for its miniaturised ventricular assist device or “MVAD”, as well as further development work on the intravascular pump or “IV VAD” and the fully implantable electronics system (i.e. transcutaneous energy transfer system (“TETS”)).
Accordingly, the net loss of the HeartWare Group for the year ended 31 December 2007 after providing for income tax was $26,113,807 (2006: $23,250,653). The increase in the loss over the preceding year reflects the expansion of the Company’s international clinical trials, progress towards the commencement of its US clinical trials and early-stage manufacturing development.
Total revenue for the year was $1,150,040 (2006: $1,143,912). Revenue comprises interest revenue only. The Company has no sales revenue as it has not received regulatory approval that permits sales of its heart pumps. Sales of the HeartWare® LVAD System are expected to commence during the first half of 2008.
Dividends
As the Company has not made a profit for the year ended 31 December 2007 and has no accumulated retained earnings. For this reason no dividends have been, or were able to be, recommended, declared or paid during the year.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
Review of Operations
Overview
The 2007 calendar year has seen HeartWare achieve some of its most important milestones to date, namely the completion of enrolment in its 20-patient international clinical trial and the lodgement of an investigational device exemption (“IDE”) with the US Food and Drug Administration (“FDA”) to commence a bridge-to-transplant clinical trial in the United States.
Undoubtedly, the key event for 2007 was the Company lodging a submission with the United States Food & Drug Administration seeking an IDE for the proposed use of the HeartWare® LVAD System in a Bridge-to-Transplant indication in the United States on 1 November 2007. The purpose of the proposed study is to evaluate the safety and effectiveness of the HeartWare® LVAD System in the United Sates in patients eligible for cardiac transplantation with refractory, advanced heart failure. The proposed primary endpoint is survival to anaesthetic induction for heart transplantation or survival to 180 days on the device and listed for heart transplantation, whichever occurs first. The initial phase of the US clinical trial comprises thirty (30) patients implanted with the HeartWare® LVAD System at up to ten (10) clinical centres in the United States, the ultimate objective of which is for the Company to secure regulatory approval to sell its HeartWare® LVAD System in the United States of America. As at the date of this report, we have not yet received final approval from the FDA to commence our US clinical trial. Receipt of FDA approval in this regard is critical as it will mark the commencement of first revenues for the Company as the Company expects to be reimbursed during the course of its US clinical trial.
As at the date of this report, HeartWare has implanted twenty-nine (29) patients across its five (5) international clinical centres, with more than 6,050 accumulative implant days, or approximately 14.25 years of patient data. Eighteen (18) of our first twenty (20) patients have reached successful completion of the 180-day primary endpoint, with sixteen (16) of these eighteen (18) patients also having been supported on the HeartWare® LVAD System for a period exceeding 180-days. Though early in the study, we have had encouraging clinical outcomes and very positive surgeon review.
The Company also further developed and stabilized its manufacturing processes, particularly towards the end of 2007 with the result that the Company is now in a position to easily meet the needs of the commencement of the US clinical trial.
The Company has opened 2008 with sufficient quantities of its products, a stable manufacturing environment and with strong clinical results. These are excellent foundations for the Company as it looks forward to the commencement of US clinical trials and, importantly, “first revenue”.
Regulatory Approvals
Our commercial focus at present is the rapid advancement of our lead product, the HeartWare® LVAD System, through clinical trials with a view to obtaining regulatory approval, particularly in the United States.
All our products will require regulatory approval prior to commercialization. Regulation by government authorities in the United States of America and foreign countries is a significant factor in the research and development, manufacturing, and marketing of our current and future products.
Medical device regulations are enforced in the United States of America by the US Food and Drug Administration (“FDA”), the Therapeutic Goods Administration (“TGA”) in Australia and by the European Medical Device Directives in the European Union.
Regulatory requirements also include ISO-13485-2003 compliance for the manufacturing and assembly of medical devices. Various regulatory approvals will also be required as product development advances
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
into commercialization. Following launch, there will be an ongoing requirement to file yearly reports with the FDA and to report any adverse events.
While it is difficult to predict the amount of time required for regulatory processes, we anticipate receiving an approval to commence our US trial in early 2008. Our plan is to file for a CE mark during the first part of 2008 and this would, subject to satisfaction of the relevant regulatory hurdles, lead to commercialization within the European Union in mid 2008.
Financial Position
HeartWare’s cash reserves as at 31 December 2007 were $32.1 million (2006: $21.1 million).
Expenditure grew significantly during 2007 as the Company transformed itself from a focus on product development to one that is focussed on both clinical trials and developing more substantive manufacturing processes. The Company expanded its clinical trials in both Europe and Australia, further advanced its product pipeline through additional research and development, and expects to shortly commence clinical trials in the United States for the HeartWare® LVAD System.
The growth of the Company is reflected in the increase in head count from 65 employees to 76 employees, with a parallel increase in annual employee entitlements costs to $10.4 million (2006: $10 million), noting that the 2006 cost was larger than expected due to the unanticipated one-off employee termination costs for two senior employees of approximately $650,000.
Other notable increases in costs include additional clinical and regulatory consulting costs totalling $2.2 million (2006: $1.6 million) incurred in consequence of the commencement of our international clinical trials. The Company also expenses all product used for its international clinical trials. Product costs have not been capitalized in the Balance Sheet because this is not permitted under applicable Australian accounting standards as we do not have regulatory approval and therefore do not hold product “for sale”. These costs are included in the Income Statement in the line item titled “Raw materials and consumables used”. The Company expects to revisit this issue in early 2008 following the commencement of first revenue with the first US human implant and subject to satisfaction of relevant regulatory hurdles.
Other non-operating expenses included in this year’s loss are the share-based payments expense of $2.8 million (2006: $1.2 million), together with amortization and depreciation expense of $0.8 million (2006: $0.8 million).
Significant Changes in State of Affairs
The following significant changes in the state of affairs of the HeartWare Group occurred during the financial year:
(a)	On 4 January 2007, Hannover Medical Centre in Germany became the third hospital to implant HeartWare’s HeartWare® LVAD System when it implanted the Company’s seventh patient.
(b)	With effect from 31 January 2007, the Australian Securities Exchange released 87,003,221 ordinary shares from escrow, together with 2,264,204 options with various strike prices and one convertible note with a face value of $1.42 million.
(c)	On 22 March 2007, the very first recipient of the HeartWare® LVAD System reached an important milestone, having been the first patient to be supported on the HeartWare® LVAD System device for a duration exceeding one year.
(d)	On 28 March 2007, Harefield Hospital in the United Kingdom commenced implanting the HeartWare® LVAD System and thereby became the Company’s 4th implanting centre in its international clinical trial.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
(e)	On 4 April 2007, St Vincent’s Hospital became the Company’s 5th implanting centre in the international clinical trial when it implanted a HeartWare® LVAD System in its first patient.
(f)	On 14 June 2007, the Company announced that it had received commitments to raise in excess of $30 million pursuant to a private placement, with significant institutional participation. Shareholders subsequently approved the capital raising on 26 July 2007 with the Company receiving subscriptions for approximately $36 million.
(g)	On 18 July 2007, the Company confirmed that it had successfully closed its Share Purchase Plan whereby it raised approximately $1.15 million.
(h)	On 31 August 2007, the Company completed enrolment in its international clinical trial when Vienna General Hospital implanted the HeartWare® LVAD System in the Company’s 20th patient.
(i)	On 31 October 2007, the Company shipped its submission for an IDE to the FDA. The IDE submission is the key regulatory filing with the FDA and represents the most important regulatory milestone in the Company’s history. As noted above, HeartWare’s IDE submission relates to the proposed use of the HeartWare® LVAD System in a Bridge to Transplant indication in the United Sates.
(j)	On 2 November 2007, the Company gave its first major presentation on its miniaturization capabilities at the International Society of Rotary Blood Pumps Conference in Sydney.
(k)	On 20 November 2007, the Company announced its annual employee incentive allotment, pursuant to which the Company issued 2.9 million options under its Employee Share Option Plan and a further 2.05 million performance rights under the Performance Rights Plan.
Except as stated above there were no material changes to the Consolidated Group during the financial year.
After Balance Date Events
There have been no matters or circumstances that have arisen since the end of the financial year which have or may significantly affect the operations of the Consolidated Group, the results of those operations or the state of affairs of the Consolidated Group in future financial years.
Further Developments, Prospects and Business Strategies
The likely developments in the operations of the Consolidated Group and the expected results of those operations in future financial years are as follows:
(a)	Notwithstanding the commencement of human clinical trials in both Europe and Australia, the Company has not, as at the date of this report, received an IDE to commence human clinical trials in the United States of America, the world’s largest medical device market. In this regard, the Company envisages commencing its US human clinical trials shortly (with the prior approval of the FDA). The Company anticipates that it will receive reimbursement (i.e. revenue) during the course of its US human clinical trials.
(b)	HeartWare is hopeful of receiving CE marking for the HeartWare® LVAD System during mid 2008 and this will enable commercialisation to commence in the European Union. Receipt of CE mark will allow equivalent regulatory filings to be made in other countries, including Australia, and this will further expand the Company’s commercialisation activities.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
(c)	HeartWare must raise capital in order to continue to commercialise its technology. As at 31 December 2007, the Company has $32.1 million in cash and cash equivalents. Notwithstanding this cash holding and the impending commencement of revenue, the Company will need to raise additional capital in the future. These funds will be primarily applied for the purposes of meeting costs associated with expanding the Company’s human clinical trials into the United States, commercialisation costs in the European Union and Australia, product development (including in relation to the Company’s transcutaneous energy transfer system and its next generation devices, the IV VAD and MVADTM), regulatory and other compliance costs as well as for general working capital. The Company continually monitors its cash position and, based on prior successful capital raisings and the continued success of the Company’s progress towards commercialisation of the HeartWare® LVAD System, is confident that a capital raising as contemplated above is achievable (and for this reason the Financial Statements are prepared on a going concern basis).
The expected results of the above have not been included in this Directors’ Report because the directors believe, on reasonable grounds, that disclosure of such information would be likely to result in unreasonable prejudice to the Consolidated Group.
Notwithstanding the above, it is the Board’s view that the above events are achievable.
Environmental Regulation
The HeartWare Group is not subject to significant environmental regulation.
Information on Directors and Company Secretary
Information regarding the qualifications and experience of each of the directors and the company secretary, together with details concerning the responsibilities of directors and the directorships held by each director in the three years to 31 December 2007 are set out in the Corporate Governance Statement and those details form part of this Directors’ Report and are incorporated by reference.
Directors’ Interest
The direct and indirect interests of the directors in the shares of the Company (including interests in options) are set out in the Remuneration Report on pages 27 to 45 (inclusive).
Meetings of Directors
During the financial year 15 meetings of directors (including committees of directors) were held. The number of meetings attended by each of the directors during the financial year is as follows:
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT

						Committee Meetings
				Non-Executive		Audit &			Nomination &
	Directors’			Directors’		Compliance			Remuneration
	Meeting			Meeting		Committee			Committee
	A		B	A	B	A		B	A		B
Rob Thomas	9	#	8	—	—	5		5	1	#	1
Seth Harrison	9		8	—	—	*		*	1		1
Denis Wade	9		9	—	—	5		5	1		1
Christine Bennett	9		8	—	—	5	#	5	1		1
Doug Godshall	9		9	*	*	*		*	*		*
Bob Stockman	9		8	—	—	*		*	*		*

A —	Number of meetings held during the time the director held office during the year.

B —	Number of meetings attended.

* —	Not a member of the relevant committee.

# —	Designates the Chair of the relevant committee.
In relation to the above please note that significant Company announcements are reviewed by either the full Board of Directors or by the Continuous Disclosure Committee (“CDC”). The members of the Continuous Disclosure Committee are Mr. Rob Thomas, Dr Seth Harrison and Mr. Doug Godshall. In all instances, the Continuous Disclosure Committee reviews and approves recommendations on ASX announcements from senior management, prior to their release to the ASX. Formal meetings of the CDC are held infrequently and on an “as needed” basis. No formal meetings of the CDC were held during the financial year.
Indemnification & Insurance
The Company has entered into a Deed of Indemnity, Access and Insurance pursuant to which each of the directors and the company secretary are entitled, to the extent permitted by law, to the benefit of certain indemnities from the Company. In addition, these persons have certain rights of access to books and records of the Company.
The Company has also paid premiums to insure each of the directors and officers against all liabilities for costs and expenses incurred by them in defending any legal proceedings arising out of their conduct while acting in the capacity of director of the Company, other than conduct involving a wilful breach of duty in relation to the Company.
The directors have not included details of the nature of the liabilities covered or the amount of the premium paid in respect of the directors’ and officers’ liability insurance contract because disclosure is prohibited under the terms of the contract.
Options issued to directors and other key management personnel during or since the end of the financial year
On 26 July 2007 and following shareholder approval, the Company granted 200,000 options under the Company’s HeartWare Limited Employee Share Option Plan to Mr. Bob Stockman, Non-Executive
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
Director. The exercise price of these options is $0.75 per option and the options vest in three equal annual tranches commencing on the first anniversary of the grant date (i.e. 26 July 2008).
Except as stated above, no options were granted during or since the end of the financial year to any director of the HeartWare Group.
Details of options that were granted during or since the end of the financial year to any of the other key management personnel (including the five most highly remunerated officers) as part of remuneration is set out in Notes 29 in the Notes to the Financial Statements.
Shares under Option
At the date of this report, the unissued ordinary shares of HeartWare under option are as follows:

		Exercise			Number Under
Grant Date	Expiry Date	Price		Category	Option
24 January 2005	24 January 2010	$0.20		ESOP*	4,273,804
24 January 2005	24 January 2010	$0.60		ESOP	191,051
24 January 2005	24 January 2010	$0.75		ESOP	191,051
24 January 2005	24 January 2010	$1.00		ESOP	191,051
24 January 2005	24 January 2010	$1.50		ESOP	191,051
24 January 2005	24 January 2010	$0.60		Incentive	600,000
24 January 2005	24 January 2010	$1.00		Incentive	600,000
24 January 2005	24 January 2010	$1.50		Incentive	300,000
27 April 2005	27 April 2010	$0.60		ESOP	191,051
27 April 2005	27 April 2010	$0.75		ESOP	191,051
27 April 2005	27 April 2010	$1.00		ESOP	191,051
27 April 2005	27 April 2010	$1.50		ESOP	191,051
27 April 2005	27 April 2015	$0.50		ESOP	2,190,510
15 December 2006	15 December 2012	$0.75		ESOP	764,204
20 April 2006	20 April 2016	$1.41		ESOP	1,000,000
25 July 2006	25 July 2016	$1.10		ESOP	2,444,580
27 September 2006	27 September 2016	$1.10		ESOP	5,581,264
28 October 2006	28 October 2016	$1.10		ESOP	900,000
2 January 2007	2 January 2017	$1.10		ESOP	1,150,000
26 July 2007	26 July 2017	$0.75		ESOP	200,000
16 November 2007	16 November 2017	$0.75		Incentive	350,000
16 November 2007	16 November 2017	$0.75	#	ESOP	2,900,000
16 November 2007	16 November 2017	$0.00	#	PRP^	2,050,000

					26,832,770

#	The exercise of these options is subject to satisfaction of various performance hurdles as set out in the terms of issue.

*	Options issued under the Company’s Employee Share Option Plan (“ESOP”).

^	Performance rights issued under the Company’s Performance Rights Plan (“PRP”).
No person entitled to exercise their respective option had or has any right by virtue of the option to participate in any share issue of any other body corporate.
Shares issued on exercise of options
During and since the year ended 31 December 2007, the following ordinary shares of the Company have been issued on the exercise of options granted under the ESOP:
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT

		Exercis	Amount	Number of
Grant Date	Exercise Date	Price	Paid	Shares Issued
24 January 2005	17 January 2007	$0.20	$8,000	40,000
24 January 2005	12 December 2007	$0.20	$17,600	88,000
No amounts are unpaid on any of the above shares.
Corporate Governance
In recognising the need for the highest standards of corporate behaviour and accountability the directors support and have endeavoured to adhere to and promote the principles of good corporate governance.
The Company’s Corporate Governance Statement is set out immediately after this Directors’ Report and all matters set out therein are incorporated into this Directors’ Report by reference.
Remuneration Report
The Company’s Remuneration Report is set out immediately after the Corporate Governance Statement and all matters set out therein are incorporated into this Directors’ Report by reference.
Life Sciences Code of Best Practice for Reporting
Patents
The Code of Best Practice for Reporting by Life Sciences Companies (published by the ASX and AusBiotech) recommends that the Company make a variety of disclosures across a range of areas of interest. In accordance with those recommendations, the Company provides the following information concerning the Consolidated Group’s patents (as at 31 December 2007):

			Patent or
			Application
Title	Country	Status	Number
Sealless Rotary Blood Pump with Passive Magnetic Radial Bearings and Blood Immersed Axial Bearings	Australia	Granted	708476
Sealless Rotary Blood Pump with Passive Magnetic Radial Bearings and Blood Immersed Axial Bearings	Australia	Granted	734310
Rotary Blood Pump	Canada	Granted	2218342
Sealless Rotary Blood Pump with Passive Magnetic Radial Bearings and Blood Immersed Axial Bearings	Europe	Pending	4014527.8
Sealless Rotary Blood Pump with Passive Magnetic Radial Bearings and Blood Immersed Axial Bearings	Israel	Granted	121834
Sealless Rotary Blood Pump with Passive Magnetic Radial Bearings and Blood Immersed Axial Bearings	Korea	Granted	351336
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT

			Patent or
			Application
Title	Country	Status	Number
Sealless Rotary Blood Pump with Passive Magnetic Radial Bearings and Blood Immersed Axial Bearings	United States	Granted	5695471
Sealless Rotary Blood Pump	Australia	Granted	730235
Sealless Rotary Blood Pump	Australia	Granted	742536
Sealless Rotary Blood Pump	Germany	Granted	69828926.9-8
Sealless Rotary Blood Pump	Europe	Granted	901797
Sealless Rotary Blood Pump	France	Granted	901797
Sealless Rotary Blood Pump	Great Britain	Granted	901797
Sealless Rotary Blood Pump	Japan	Pending	205985/98
Sealless Rotary Blood Pump	Netherlands	Granted	901797
Sealless Rotary Blood Pump	United States	Granted	5840070
Sealless Blood Pump with Means for Avoiding Thrombus Formation	Australia	Granted	768864
Sealless Blood Pump with Means for Avoiding Thrombus Formation	Japan	Pending	19027/99
Sealless Blood Pump with Means for Avoiding Thrombus Formation	United States	Granted	6120537
Sealless Rotary Blood Pump	United States	Granted	6080133
Power System for an Implantable Heart Pump	United States	Granted	6149683
Active Magnetic Bearing System for Blood Pump	Australia	Granted	765716
Active Magnetic Bearing System for Blood Pump	Europe	Granted	1135181
Active Magnetic Bearing System for Blood Pump	France	Granted	1135181
Active Magnetic Bearing System for Blood Pump	Germany	Granted	1135181
Active Magnetic Bearing System for Blood Pump	Italy	Granted	1135181
Active Magnetic Bearing System for Blood Pump	Spain	Granted	1135181
Active Magnetic Bearing System for Blood Pump	Great Britain	Granted	1135181
Active Magnetic Bearing System for Blood Pump	Japan	Pending	2000-584946
Active Magnetic Bearing System for Blood Pump	United States	Granted	6264635
Rotary Blood Pump with Ceramic Members	Australia	Granted	765033
Rotary Blood Pump with Ceramic Members	Europe	Pending	957558.2
Rotary Blood Pump with Ceramic Members	Japan	Pending	2000-590707
Rotary Blood Pump with Ceramic Members	United States	Granted	6158984
Blood Pump Using Cross-Flow Principles	Australia	Granted	760773
Blood Pump Using Cross-Flow Principles	Germany	Granted	69931960
Blood Pump Using Cross-Flow Principles	Europe	Granted	1146920
Blood Pump Using Cross-Flow Principles	France	Granted	1146920
Blood Pump Using Cross-Flow Principles	Great Britain	Granted	1146920
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT

			Patent or
			Application
Title	Country	Status	Number
Blood Pump Using Cross-Flow Principles	Netherlands	Granted	1146920
Blood Pump Using Cross-Flow Principles	Japan	Pending	2000-594506
Blood pump using Cross-Flow Principles	United States	Granted	6217541
Rotary Blood Pump	Australia	Granted	773136
Rotary Blood Pump	Europe	Pending	923125.9
Rotary Blood Pump	Japan	Pending	2000-613497
Rotary Blood Pump	United States	Granted	6234772
Method and Apparatus for Controlling Brushless DC Motors in Implantable Medical Devices	Australia	Granted	771931
Method and Apparatus for Controlling Brushless DC Motors in Implantable Medical Devices	Japan	Pending	2001-509146
Method and Apparatus for Controlling Brushless DC Motors in Implantable Medical Devices	United States	Granted	7138776
Sealless Rotary Blood Pump	United States	Granted	6234998
Power System for an Implantable Heart Pump	United States	Granted	6592620
Sealless Rotary Blood Pump	United States	Granted	6368083
Sealless Rotary Blood Pump	United States	Granted	6688861
Ventricular Connector	United States	Granted	6732501
Sealless Rotary Blood Pump	United States	Pending	10/887116
Ventricular Connector	United States	Pending	10/799534
Sensorless Flow Estimation For Implanted Ventricle Assist Device	Australia	Pending	2005247478
Sensorless Flow Estimation For Implanted Ventricle Assist Device	Europe	Pending	05755086.5
Sensorless Flow Estimation for Implanted Ventricle Assist Device	United States	Pending	10/853302
Wide Blade, Axial Flow Pump	PCT	Pending	PCT/US05/042495
Wide Blade, Axial Flow Pump	United States	Pending	11/003810
Multiple Rotor, Wide Blade, Axial Flow Pump	PCT	Pending	PCT/US05/35964
Multiple Rotor, Wide Blade, Axial Flow Pump	United States	Pending	11/118551
Impeller for a Rotary Ventricle Assist Device	United States	Pending	11/243722
Implantation Procedure for Blood Pumps	United States	Pending	11/280030
Implant Connector	PCT	Pending	*
Implant Connector	United States	Pending	11/298410
Surgical Cutting Tool for Making Precise and Accurate Incisions	United States	Pending	11/332455
Surgical Tool for Coring Precise Holes and Providing for Retrieval of Tissue	United States	Pending	11/332016
Surgical Tool for Coring Precise Holes and Providing for Retrieval of Tissue	PCT	Pending	PCT/US07/000764
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT

Patent or
Application
Title	Country	Status	Number
Hydrodynamic Thrust Bearings for Rotary Blood Pumps	United States	Pending	11/337708
Shrouded Thrust Bearings	United States	Pending	11/654217
Stabilizing Drive for Contactless Rotary Blood Pump Impeller	United States	Pending	11/654226
Surgical Tool	PCT	Pending	PCT/US07/001743
Surgical Tool	United States	Pending	11/337708
Axial Flow Pump with Multi-Grooved Rotor	PCT	Pending	PCT/US06/21
Axial Flow Pump with Multi-Grooved Rotor	United States	Pending	11/445963
Control Panel	United States	Pending	29/273244
Controller	United States	Pending	29/273238
Rotary Blood Pump	PCT	Pending	PCT/US07/000763
Hydrodynamic Thrust Bearings for a Rotary Blood Pump	United States	Pending	11/243722
Method and Apparatus for Controlling Brushless DC Motors in Implantable Medical Devices	United States	Pending	11/603933
Escrow
As at the date of this report, none of the Company’s securities were subject to escrow under the ASX Listing Rules.
Intangible Assets
Note 14 of the Company’s Financial Statements provide details of the Consolidated Group’s intangible assets.
Proceedings on Behalf of Company
The Company has not received written notice that any person has applied for leave of Court to bring proceedings on behalf of the Company or intervene in any proceedings to which the Company is a party for the purpose of taking responsibility on behalf of the Company for all or any part of those proceedings.
The Company was not a party to any such proceedings during the financial year.
Denomination
All amounts set out in Company’s Annual Report & Directors’ Report are denominated in Australian dollars.
Filing Requirements in the United States of America
With effect from 1 January 2007, the Company is no longer able to rely on the “foreign private issuer exemption” as set out under the Securities Exchange Act of 1934 and is therefore subject to the same
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ REPORT
registration and reporting requirements that are required of domestic U.S. companies. These requirements generally call for the filing of annual, quarterly and current reports with the U.S. Securities and Exchange Commission. The Company is now “registered” with the U.S. Securities and Exchange Commission (“SEC”) and all US filings can be obtained from the SEC website (www.sec.gov).
Non-audit Services
The directors are satisfied that the provision of non-audit services during the year is compatible with the general standard of independence for auditors imposed by the Corporations Act 2001. The directors are satisfied that the services disclosed below did not compromise the external auditor’s independence as the scope of services rendered during the year was minor in nature.
The directors, in accordance with advice from the Audit & Compliance Committee, are satisfied that the services disclosed below did not compromise the general principles relating to auditor independence as set out in APES 110: Code of Ethics for Professional Accountants, issued by the Accounting Ethical Professional Standards Board.
The following non-audit services were paid / payable to the external auditors during the financial year ended 31 December 2007:

	2007	2006
	$	$
Auditors of the parent entity — Grant Thornton NSW
- Tax services	20,350	9,190
- Advisory fees in connection with Company’s US GAAP and Australian GAAP filings	14,857	2,650

Auditors of HeartWare, Inc. — Grant Thornton LLP
- Tax services	—	7,768
- Advisory fees in connection with Company’s obligations to lodge US GAAP compliant financial statements with the Securities Exchange Commission	—	2,328

	35,207	21,936

Auditor’s Independence Declaration
The lead auditor’s independence declaration for the financial year ended 31 December 2007 has been received and can be found immediately following this Directors’ Report (including the Corporate Governance Statement and the Remuneration Report) and forms part of this report.
Auditor
Grant Thornton NSW continues in office in accordance with section 327 of the Corporations Act 2001.
This report (and the attaching Corporate Governance Statement, Remuneration Report and the Auditor’s Independence Declaration) is made in accordance with a resolution of the Board of Directors.

Rob Thomas
Chairman
Date 28 February 2008
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERANCE STATEMENT
The Board of Directors and employees of HeartWare Limited (“HeartWare” or “the Company”) are committed to developing, promoting and maintaining a strong culture of good corporate governance and ethical conduct.
The Board of Directors is pleased to confirm that the Company’s corporate governance framework is generally consistent with the Australian Securities Exchange’s (“ASX”) Corporate Governance Council’s “Principles of Good Corporate Governance and Best Practice Recommendations” (“ASX Guidelines”), other than as set out below. To this end, the Company provides below a review of its governance framework using the same numbering as adopted for the best practice recommendations as set out in the ASX Guidelines (“Best Practice Recommendation”).
Copies of the Company’s codes and policies may be downloaded from the corporate governance section of the HeartWare website (www.heartware.com.au).
Principle 1 – Lay solid foundations for management and oversight

Obligation –	Recognise and publish the respective roles and responsibilities of both the Board of Directors and Management
The primary responsibility of:
(a)	the Board of Directors is to provide effective governance over the business and affairs of HeartWare and its controlled entities (“the HeartWare Group”) so that the interests of all stakeholders are protected; and
(b)	the Chief Executive Officer is to oversee the day-to-day performance of the HeartWare Group (pursuant to Board delegated powers).
The Board’s responsibilities are recognized and documented on an aggregated basis via the Charter of the Board of Directors and via Letters of Appointment for each individual director. Copies of the Charter of the Board of Directors as well as the Delegation of Authority may be downloaded from the Company’s website.
While day-to-day management has been delegated to the Chief Executive Officer, it is noted that the following matters are specifically reserved for the attention of the Board:
(a)	decisions about corporate strategy and policies as well as commitments over prescribed limits;
(b) setting major capital expenditure, acquisitions, divestments and funding arrangements;
(c)	setting the various internal controls and reporting framework for the management of the risks inherent in the operations of the HeartWare Group;
(d) setting of discretionary financial and related operating limits for management; and
(e)	establishing and determining the powers and functions of the committees of the Board.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Reporting Requirement
The Company fully complied with Best Practice Recommendation 1.1 during the year ended 31 December 2007.
Principle 2 – Structure the Board to add value

Obligation –	Have a Board of an effective composition, size and commitment to adequately discharge its responsibilities and duties
Composition
The Board of Directors presently comprises six (6) directors. The six (6) directors encompass four (4) independent non-executive directors (including the Chairman of the Board), one (1) executive director (being the Chief Executive Officer) and one (1) non-independent, non-executive director (being the Deputy Chairman).
The current composition of the Board and length of tenure of each member of the Board is as follows:

Name	Position	Date Appointed	Tenure*	Independent
Rob Thomas	Non-executive Chairman	26 Nov 2004	3.1 years	Yes

Seth Harrison	Non-executive Deputy Chairman	26 Nov 2004	3.1 years	No

Denis Wade	Non-executive director	15 Dec 2004	3.0 years	Yes

Christine Bennett	Non-executive director	15 Dec 2004	3.0 years	Yes

Bob Stockman	Non-executive director	11 Dec 2006	1.1 years	Yes

Doug Godshall	Chief Executive Officer / President /Executive Director	28 Oct 2006	1.2 years	No

*	Calculated at as at 31 December 2007.
Expertise
The Board has a diverse range of skills and experience, details of which are set out below:
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Robert Bain Thomas

Position Age Independent	Non-executive Chairman 62 Yes
Rob is the immediate past Chairman, Global Corporate & Investment Bank, Australia and New Zealand of Citigroup Global Markets Australia Pty Limited, one of Australia’s leading investment banks.
Rob has in excess of 30 years experience in the investment and securities industry. In 1986, Rob joined County NatWest Securities Australia Limited to establish its stockbroking operations and was appointed Managing Director.
In April 1998, County NatWest Securities was taken over by Salomon Smith Barney and Rob was subsequently appointed Chief Executive Officer of Australia and New Zealand, Corporate and Investment Bank and ultimately, Chairman.
In the last three years, Rob has been a non-executive director of Virgin Blue Holdings Limited (Appointed 8 September 2007 – Present), non-executive Chairman of Tower Australia Limited (ASX:TAL) (Appointed 27 September 2007 – Present), non-executive Chairman of Australian Wealth Management Limited (ASX:AUW) (Appointed 15 February 2006 – Resigned 27 September 2007) and Deputy Chairman of Benitec Limited (ASX:BLT) (Appointed 7 May 2004 – Resigned 30 November 2006). In addition, Rob is also the Chairman of the Securities & Derivatives Association, and President of the Council of New South Wales State Library.
Rob holds a Bachelor of Economics from Monash University. He is a Master Stockbroker and has also been a member of the Securities Institute of Australia for almost four decades and a Fellow for a decade.
Rob is the Chairman of the Nomination & Remuneration Committee and a member of each of the Audit & Compliance Committee and the Continuous Disclosure Committee.
Dr Seth Loring Harrison

Position Age Independent	Non-executive Deputy Chairman 47 No
Seth has been involved in life sciences venture capital since 1991.
Seth is presently Managing General Partner of HeartWare’s major shareholder, Apple Tree Partners. Apple Tree Partners is an early stage life sciences venture capital firm, based in Cambridge,
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Massachusetts, managing US$105 million. Prior to this, Seth held senior executive positions with U.S. based Oak Investment Partners, Sevin Rosen Funds and Nazem & Company.
Seth has significant experience in the successful establishment and sale of start-up entities. Seth also has a long term and intimate understanding of HeartWare’s technology, having previously acted as HeartWare’s Chief Executive Officer.
Seth received a Bachelor of Arts from Princeton University, a Bachelor of Medicine and Masters of Business Administration both from Columbia University and completed a surgery internship at the Presbyterian Hospital in New York. He serves on the Board of and Chairs the Finance Committee of the International Partnership for Microbicides, a Rockefeller Foundation/Gates Foundation sponsored public-private partnerships engaged in the development of anti-HIV microbicides. Seth is also on the Board of the New York Studio School for Drawing, Painting and Sculpture.
In the last three years, Seth has not held any directorships of Australian listed companies.
Seth is a member of the Nomination & Remuneration Committee as well as the Continuous Disclosure Committee.
Robert (Bob) Bernard Stockman

Position Age Independent	Non-executive director 54 Yes
Bob is the President and CEO of Group Outcome LLC, a US based merchant banking firm which deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. He is also the Chairman of REVA Medical, Inc, an interventional coronary medical device company he helped co-found.
Bob has played a critical role in a number of significant US-based buyout transactions, recapitalizations, turnarounds and subsequent sales of various medical companies, which included two divestitures from Johnson & Johnson. Bob also co-founded and provided the start-up financing for CentriMed, which thrives today as the Global HealthCare Exchange, the world’s leading electronic exchange for hospital supplies.
Prior to establishing Group Outcome LLC, Bob spent 18 years with Johnston Associates and Narragansett Capital Corporation, where he focused on venture capital investments in healthcare. He previously was an auditor with Price Waterhouse in New York.
Bob holds a Bachelors Degree from Harvard College and a Master in Business Administration from The Tuck School at Dartmouth College.
Bob is not a member of any committee having only recent been appointed to the Board of Directors.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Dr Denis Newell Wade AM

Position Age Independent	Non-executive director 70 Yes
Denis has extensive experience in international health care markets, with a particular emphasis on the development of research based health care products in Australia and their commercialisation in the global market.
He regularly engages, often informally, with senior industry executives both in Australia and internationally.
Denis is the immediate past Managing Director and Chairman of Johnson & Johnson Research Pty Ltd (“J&J”). In his 15 years with J&J, he held various roles including as a member of J&J’s US-based Corporate Office of Science & Technology and it’s Business Development Council.
In addition, Denis was the former Foundation Professor of Clinical Pharmacology at the University of New South Wales and the former President of the Australian Society of Clinical and Experimental Pharmacology. Denis has also held senior positions in the International Union of Pharmacology, serving as Chairman of the Clinical Pharmacology Section.
In the last 18 years, Denis has acted as a non-executive director of a number of developing health-care companies including Gene Shears Pty Limited, Chemgenex Limited (ASX:CXS) (Appointed 5 December 2007 – Resigned 8 February 2007) and Cryptome Pharmaceuticals Limited (ASX:CRP) (Appointed January 2003 – Resigned 10 February 2007). He currently chairs the Industry Advisory Committee of the Australian Synchrotron and is a former member of the Pharmaceuticals Committee of the Australian Industry Research and Development Board. He is the former Chairman of the Innovation Council of New South Wales.
Denis holds a Bachelor degree in Medicine and Surgery from the University of New South Wales and a doctorate in Philosophy from Oxford. He was awarded an Honorary Doctorate in Science from the University of New South Wales. He is a Fellow of the Royal Australasian College of Physicians, the Australian Institute of Company Directors and the Australian Academy of Technological Sciences and Engineering.
Denis is a member of the Nomination & Remuneration Committee and the Audit & Compliance Committee.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Dr Christine Constance Bennett

Position Age Independent	Non-executive director 52 Yes
Christine has recently been appointed as Group Executive, Health and Financial Solutions and Chief Medical Officer of MBF Australia Limited having previously held the position of Chief Executive Officer of Research Australia, a highly regard national body of Australian organisations and companies that are committed to making health and medical research a higher national priority in Australia and globally.
In her role as a Group Executive of MBF, Christine is charged with the responsibility of developing and manufacturing products for the health insurance and various financial services businesses operating as part of the MBF Group. Christine is also responsible for provider contracts and health benefits management. As Chief Medical Officer, Christine is the health spokesperson for MBF and is responsible for building strategic alliances within the health industry both in Australia and overseas.
Christine has 30 years experience in the health sector in senior executive, strategic and clinical roles. Specifically, Christine brings substantial experience as a specialist clinician, strategist and planner and chief executive in both the public and private sectors.
Previous roles have included Chief Executive Officer of Westmead Hospital and Community Health Services, a partner at KPMG in Health and Life Sciences and senior positions in the New South Wales Department of Health in services planning and policy.
In the last three years, Christine has acted as a non-executive director of Resonance Health Limited (ASX:RHT) (Appointed 12 July 2004 – 20 April 2006) and Symbion Health (ASX:SYB) (Appointed 1 February 2007 – Present).
Christine is the Chair of the Audit & Compliance Committee and a member of the Nomination & Remuneration Committee.
Christine holds a Bachelor of Medicine and Surgery (University of Sydney), Master of Paediatrics (University of NSW) and is a Fellow of the Royal Australasian College of Physicians.
Douglas (Doug) Evan Godshall

Position Age Independent	Chief Executive Officer / President / Executive Director 43 No
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Doug has almost two decades of senior managerial and executive experience with Boston Scientific Corporation (Boston Scientific).
Prior to accepting appointments as Chief Executive Officer and Executive Director of HeartWare, Doug served on the Operating Committee at Boston Scientific, one of the world’s largest medical device companies.
From January 2006 until his departure to join HeartWare, Doug was President, Vascular Surgery at Boston Scientific, with overall responsibility for a business division employing some 600 personnel and generating revenues of approximately US$100 million. Doug previously spent five years as Vice President, Business Development at Boston Scientific, where he was instrumental in developing the acquisition strategies for the cardiology, electrophysiology, neuroradiology and vascular surgery divisions. During this period, he led the negotiation and structuring of over seventy (70) transactions and represented Boston Scientific on the Boards of eleven (11) companies. Prior to assuming the Business Development position, he was Director of Marketing for Boston Scientific’s Urology Division where he helped build global sales to over US$150 million. Doug joined Boston Scientific in 1990.
Doug is well known and highly regarded within the US medical device community and his wealth of knowledge and experience will play, and indeed has already played, an invaluable role as HeartWare matures into a leading medical device manufacturer.
Doug is a member of the Continuous Disclosure Committee.
In the last three years, Doug has not held any directorships of Australian listed companies.
David John McIntyre (Chief Financial Officer & Company Secretary)
As HeartWare’s Chief Financial Officer and Company Secretary, David has broad financial and legal skills and experience.
David has held senior financial and reporting roles in multinational companies, among them Rio Tinto. He has also previously served as a corporate and commercial law specialist in major international law firms, advising some of the world’s largest corporations in various areas including mergers and acquisitions, corporate fundraising and securities law.
David holds a Bachelor of Economics (Accounting) from the University of Sydney as well as a Bachelor of Law from the University of Technology, Sydney. He is a Certified Practising Accountant (CPA) and is admitted as a Legal Practitioner of the Supreme Court of New South Wales (and is a member of the Law Society of New South Wales).
In the last three years, David has not held any directorships of Australian listed companies.
Independent advice
At the Company’s expense, the Board collectively or directors (acting as individuals) are entitled to seek advice from independent external advisers in relation to any matter which is considered necessary to fulfil their relevant duties and responsibilities.
Individual directors seeking such advice must obtain the approval of the Chairman (which may not be unreasonably withheld). Any advice so obtained will be made available to all Board members.
Reporting requirement
For the year ended 31 December 2007, the Company is pleased to confirm that it has fully complied with the requirements of Best Practice Recommendations 2.1 to 2.5 (inclusive).
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Principle 3 – Promote ethical and responsible decision-making
Obligation – Actively promote ethical and responsible decision-making
The Company has adopted a Code of Conduct that is designed to convey the obligations and standards of behaviour expected of the Chief Executive Officer, the Chief Financial Officer and other employees. It is also designed to help staff resolve any ethical issues that may arise during the course of their duties.
The Company also adopted a “Complaint Procedures for Accounting and Audit Matters”. This policy established procedures that operate in addition to the Code of Conduct and which are primarily focused on dealing with employee complaints concerning any questionable accounting or auditing matters. These policies operate in addition to the Company’s Operational Policies, Employee Handbook and other corporate policies such as the Risk Management Policy, Securities Trading Policy and Continuous Disclosure Policy.
The Board acknowledges that ethical conduct, together with responsible decision-making, is a matter of concerted diligence and effective promotion of the relevant principles by all employees, particularly senior executives. The establishment of the above policies reflect the Company’s commitment in this regard and are, in simple terms, designed to ensure that a suitable framework is established whereby employees are promoted to observe the letter and spirit of the law, adhere to high standards of business conduct and comply with best practice.
A copy of the Code of Conduct and the Securities Trading Policy is available on the corporate governance page of the Company’s website.
Reporting requirement
The Company fully complied with Best Practice Recommendations 3.1 to 3.3 (inclusive) during the year ended 31 December 2007.
Principle 4 – Safeguard integrity in financial reporting

Obligation –	Have a structure to independently verify and safeguard the integrity of the Company’s financial reporting
The Company is committed to exhibiting the highest standard of integrity in its financial reporting. The Company is also equally committed to safeguarding the interests of its shareholders, employees, creditors and the general investing public and believes that, at its simplest, this is achieved via open and appropriate financial reporting.
The Company is, however, a growing organization and is therefore limited in terms of the resources available to it to protect the integrity of its financial reporting mechanism (as compared to larger, more mature organizations). For example, separation of duties, responsibilities and controls in key accounting functions, are intrinsically difficult to preserve when the finance function comprises relatively few employees with diverse responsibilities.
As the associated costs of, for example, an internal audit function are not presently within the Company’s available resources, the Company seeks to reduce its financial reporting risk via detailed and frequent financial reporting to the Board, together with various policies and procedures (e.g. Complaint Procedures for Accounting and Audit Matters).
As the Company continues to grow and mature, it is expected that greater resources will be brought to bear on preserving and safeguarding the integrity of the Company’s financial reporting function.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Reporting requirement
The Company fully complied with Best Practice Recommendations 4.1 to 4.5 (inclusive) during the year ended 31 December 2007.
Principle 5 – Make timely and balanced disclosure
Obligation – Promote timely and balanced disclosure of all material matters concerning the Company
Heartware is committed to providing timely and balanced disclosure to the market and, in consequence, to meeting its continuous disclosure requirements.
In accordance with its commitment to fully comply with its continuous disclosure requirements, the Company has adopted a Continuous Disclosure Policy, together with a Continuous Disclosure Committee. The Continuous Disclosure Committee comprises the Chairman of the Board, the Deputy Chairman of the Board and the Chief Executive Officer. The Chief Financial Officer acts as convenor for the Continuous Disclosure Committee.
The Continuous Disclosure Committee has been established by the Board as a committee to be responsible for ensuring full compliance with the Company’s policy in this regard, particularly in relation to the continuous disclosure obligations set out in the ASX Listing Rules and the Corporations Act 2001.
A copy of the Continuous Disclosure Policy is available on the corporate governance section of the Company’s website. In addition, a copy of all of the Company’s ASX announcements, financial reports and related public information are also available on the Company’s website.
Reporting Requirement
The Company fully complied with Best Practice Recommendations 5.1 to 5.2 (inclusive) during the year ended 31 December 2007.
Principle 6 – Respect the rights of shareholders
Obligation – Respect the rights of shareholders and facilitate the effective exercise of those rights
The Company has implemented a number of measures so as to facilitate the effective and efficient exercise of the rights of shareholders. The Company communicates information to shareholders through a range of media including annual reports, newsletters, public (ASX) announcements and via the website. Key financial information and stock performance are also available on the Company’s website. Shareholders can raise questions with the Company by contact the Company via telephone, facsimile, post or email, with relevant contact details being available on the website.
All shareholders are invited to attend the Company’s Annual General Meeting, either in person or by proxy. The Board regards the Annual General Meeting as an excellent forum in which to discuss issues relevant to the Company and thereby encourages full participation by shareholders. Shareholders have an opportunity to submit questions to the Board and the Company’s auditors. The meeting is also webcast to provide access to those shareholders who are unable to attend the Annual General Meeting.
Reporting requirement
The Company complies with Best Practice Recommendations 6.1 to 6.2 (inclusive) for the year ended 31 December 2007.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Principle 7 – Recognise and manage risk
Obligation – Establish a sound system of risk oversight and management and internal control
The risks that the Company faces are continually changing in line with the development of the Company. The primary risks faced by the Company during 2007 include liquidity or funding risk, operational risks associated with the manufacture of an implantable medical device, and the ongoing risks of the Company’s human clinical trials.
The above is set in an environment where the Company must actively manage fundamental risks such as risks associated with, amongst other things, the integrity of the Company’s intellectual property portfolio, disaster management, exchange rate risk and the risk of losing key management personnel.
In simple terms, risk is inherent in all activities undertaken by HeartWare. Unfortunately, many of these risks are beyond the control of the Company and, as such, it is therefore important that risk be mitigated on a continuous basis, particularly if the Company is to preserve shareholder value.
The Board of Directors has approved a Risk Management Policy, a copy of which is available on the corporate governance page of the Company’s website. In summary, the Risk Management Policy is designed to ensure that risks including, amongst others, technology risks, economic risks, financial risks and other operational risks are identified, evaluated and mitigated to enable the achievement of the Company’s goals.
It would be remiss of the Board not to acknowledge that no risk management system can provide total assurance that HeartWare’s risks will be fully mitigated. This is particularly the case in organizations such as HeartWare where its pre-revenue status means that limited resources can be applied to the risk management process. HeartWare’s approach is therefore not to eliminate risk, rather to utilize available resources as effectively as possible in order to manage the risks inevitably involved in many corporate activities.
Reporting requirement
The Company complies with Best Practice Recommendation 7.1 and 7.2 for the year ended 31 December 2007 and the Chief Executive Officer and the Chief Financial Officer have provided the requisite written sign-offs.
Principle 8 – Encourage enhanced performance
Obligation – Fairly review and actively encourage enhanced Board and management effectiveness
The attached Remuneration Report provides detailed information in relation to the manner in which the Company reviewed the effectiveness of the Company’s management, including details of a benchmark exercise.
The Board has not undertaken any other type of Board review, including a performance evaluation of the Board, its committees or of individual directors.
A copy of the Company’s charter for the Nomination & Remuneration Committee is available on the corporate governance page of the Company’s website.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CORPORATE GOVERNANCE STATEMENT
Reporting requirement
The Company has not fully complied with the requirements of Best Practice Recommendation 8.1 as it has not undertaken a review of, and is therefore unable to disclose the details of, the performance of the Board, its committee or individual directors.
Principle 9 – Remunerate fairly and responsibly

Obligation –	Ensure that the level and composition of remuneration is sufficient and reasonable and that its relationship to corporate and individual performance is defined
As noted above in the discussion regarding Principle 8, the Remuneration Report includes detailed information in relation to the Company’s remuneration practices and policies, including its annual performance review process, its external benchmarking review and its meritorious approach to employee performance. Shareholders should read the Remuneration Report for further information in this regard.
Reporting requirement
The Company full complied with Best Practice Recommendations 9.1 to 9.5 (inclusive) during the year ended 31 December 2007.
Principle 10 – Recognise the legitimate interests of stakeholders
Obligation – Recognise legal and other obligations to all legitimate stakeholders
As noted elsewhere in this Corporate Governance Statement, the Company has adopted a variety of practices, policies and procedures, including a Code of Conduct and a “Complaint Procedures for Accounting and Audit Matters”. These “mechanisms” are some of the main drivers for achieving compliance with legal and other obligations.
A copy of the Company’s Code of Conduct is available on the corporate governance page of the Company’s website.
Reporting requirement
The Company complied with Best Practice Recommendation 10.1 during the year ended 31 December 2007.
This report is made in accordance with a resolution of the Board of Directors.
Rob Thomas
Chairman
Date 28 February 2008
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
This report and the information referenced in this report detail the remuneration policy for directors, executives and employees of HeartWare Limited (“HeartWare” or “the Company”) and its controlled entities (collectively, “the HeartWare Group” or the “Consolidated Group”).
This report also endeavours to provide details of the links between the performance of the HeartWare Group and individual remuneration outcomes.  Remuneration arrangements, including details of equity holdings, are also disclosed in this report and the Notes to the Financial Statements.
Nomination & Remuneration Committee
The HeartWare Group’s remuneration arrangements are overseen by the Nomination & Remuneration Committee (“Remuneration Committee”). The Remuneration Committee presently consists of four non-executive directors, being Mr. Rob Thomas (Chairman), Dr Seth Harrison, Dr Denis Wade and Dr Christine Bennett.
The Remuneration Committee advises the Board on compensation policies and practices generally. In addition, the Remuneration Committee makes specific recommendations on compensation packages and other terms of employment for HeartWare’s senior executives and non-executive directors and considers recommendations from senior management regarding amendments to existing employee entitlements. In order for the Remuneration Committee to make recommendations to the Board of Directors regarding compensation and incentive packages, the Remuneration Committee requests that senior management obtain information on behalf of the Remuneration Committee in order to assist the Remuneration Committee with its decision-making. The Board considers the recommendations of the Remuneration Committee and makes the final determination of compensation.
Details, including experience and qualifications, of the members of the Remuneration Committee are set out in the Directors’ Report.
Remuneration Policy
We believe that our compensation policies and practices are central to our ability to attract and retain our executives, and that this will be especially critical as we transition from a development company to an early-stage manufacturer of implantable circulatory assist devices. Moreover, on a global basis, there are a limited number of individuals with significant and applicable medical device experience, and competition for executives with relevant experience is intense. We also recognize that because the bulk of our facilities are located in the southeastern United States, many potential new executives are forced to consider the additional burden of both travel and relocation into their decision-making process.
During this period of growth and development, we acknowledge that we depend on a concentrated pool of employees who, consequently, are imparted with a wider set of responsibilities and obligations than would normally be expected in larger, more mature organizations. For this reason, the retention of these employees, together with their accumulated knowledge and experiences, are of great importance and directly impact our ability to achieve our corporate objectives in a timely manner.
Our compensation policies are therefore designed to attract, retain and motivate executives officers as well as the entire staff of the organization and to align compensation and related financial incentives with the interests of shareholders.
The key principles of our compensation policies are as follows:
(a)	offer sufficient rewards to attract and retain executives in light of current employment market conditions in our industry;
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
(b)	link rewards for executives to the achievement of corporate goals thereby aligning the interest of our executives and our shareholders;

(c)	ensure parity in terms of compensation among executives; and

(d)	assess and reward executives using a variety of measures of performance.
Philosophy
The market for medical device employees is highly competitive and, accordingly, employees in the medical device sector are generally relatively highly compensated, particularly in the United States. It is also well-recognized that companies like HeartWare that are early-stage, pre-revenue, have limited clinical experience and which are largely dependant on their ability to raise capital in order to remain viable, are perceived by employees to have a significantly higher risk profile than other more established medical device companies. This higher risk profile, combined with fierce competition for employees, creates an environment where attracting and retaining employees is challenging for HeartWare.
We believe that we need to take account of a number of factors when negotiating and determining compensation levels for our executives. For example, we consider the relevant executive’s compensation level prior to joining HeartWare as well as wider medical device industry compensation practices, especially those compensation practices adopted by other development-stage companies. We also consider each executive’s current or anticipated future contribution, responsibilities, previous experience, perceived importance to the Company, work ethic and seniority following commencement with the Company.
In order to confirm the appropriateness of the Company’s compensation practices the Company retained an external consultant in 2007 to assist in reviewing our executives’ compensation. This review, which is discussed below under the heading “Benchmark Exercise”, was undertaken to enable the Company to compare our executives’ compensation with compensation practices of other medical device companies who are at a similar development stage. Using the benchmark exercise as a guide, we then considered each individual on a case-by-case basis and took into account the factors referred to above as well as years of experience, actual performance, the executives’ role and importance and each individual executives’ compensation and employment history.
While we believe that equity-based compensation is an important financial motivator for our executives, the Board of Directors recognizes that the Company’s risk profile is such that the salary component of each executive’s compensation will continue to constitute a critical component of an executive’s total compensation from an executive’s perspective.
Above all, we believe that that a combination of cash and equity compensation is currently appropriate to ensure that we are able to attract and retain talented executives to manage the business and affairs of the Company, to become a significant player in the growing circulatory assist market and to increase shareholder value. We continue to monitor both our cash and equity compensation approaches to ensure that they are competitive and motivating.
Benchmark Exercise
During 2007, the Company retained Frederick W. Cook & Co., Inc. (“F W Cook”) to examine the compensation practices of a peer group of companies and to compare that data to our senior executives’ compensation. F W Cook is an independent, third party, specialist in United States-based compensation norms.
The exercise included representatives of F W Cook:
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
(a)	Meeting with management and selected members of the Board of Directors for the purposes of learning about the Company, its background, historical compensation practices and perceived shareholder views.

(b)	Collecting and analyzing company-specific background data from management for the purposes of independent analysis.

(c)	Identifying and examining the compensation practices of a peer group of 16 comparable, publicly traded, development stage, biotechnology and medical device companies located in the United States, and comparing that data to HeartWare’s data.
The analysis undertaken by F W Cook focused on base salaries, annual bonuses, long-term incentives and total “carried–interest ownership”, which is a form of measurement of the equity awards received by each executive during the course of their employment. Carried-interest measures the amount of future increase in value captured by each executive arising through their equity awards and is calculated as the aggregate holding of options and shares plus recent share sales of an executive, divided by the number of Company shares outstanding.
Components of Remuneration
Remuneration packages are set at levels that are intended to attract and retain executives capable of managing HeartWare’s diverse operations and achieving the Company’s strategic objectives in a timely manner.
For the short term, the base salary component is the most significant component in executive compensation. Base salaries are set by reference to the scope of the executive’s responsibilities, the nature of the relevant individual’s role and the extent of the executive’s ongoing contributions to our strategic goals. Other relevant considerations include perceived long-term value to HeartWare, succession planning and retention and the executives’ compensation prior to joining the Company.
Performance-based bonuses are an important element of our compensation strategy. These bonuses are used to reward the achievement of significant corporate milestones in circumstances where this can be linked to the delivery of improved shareholder value, subject to corporate cash flow and general working capital considerations.
In rare instances, HeartWare also uses sign-on bonuses. If the Company does use a sign-on bonus then this is because management believes that an upfront payment to an executive significantly influences that individual’s decision to join the Company. The decision to offer such bonuses generally evolves as part of the employment negotiation process and is dependent on the importance of the relevant appointment, the availability of candidates and the individual qualities and experience of the candidate. A sign-on bonus is also beneficial where a potential employee becomes ineligible to receive a bonus at their existing employee if the employee decides to join HeartWare.
The Remuneration Committee and the Board of Directors also determined to pay a discretionary bonus on October 31, 2007 in recognition of the Company completing enrolment in its international clinical trial, the filing of its submission with the US Food & Drug Administration for an investigational device exemption for the commencement of human clinical trials in the United States and in consideration of the overall progress made by the Company since June 2006. These accomplishments were achieved through an enormous contribution by the Company’s executives and the Company determined that the payment of this bonus was appropriate in the circumstances. As the above bonus was both discretionary and retrospective in nature, there were no objectives established in relation to this bonus.
The Board notes that the above operates in tandem with the Company’s Employee Share Option Plan (“ESOP”) and its Performance Rights Plan (“PRP”) which are primarily utilised for the purposes of
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
employee retention and long term incentives. Further details of the ESOP and the PRP are set out at the bottom of this Remuneration Report.
All benefits received by key management personnel (including the 5 most highly remunerated executives) are set out in Appendix A to this Remuneration Report (and the contents of Appendix A are incorporated into this Remuneration Report by reference). The information is as follows:
(a)	Director and Other Key Management Personnel — Section 1 to Appendix A to this Remuneration Report

(b)	Compensation options – Section 2 to Appendix A to this Remuneration Report.

(c)	Option holdings – Section 3 to Appendix A to this Remuneration Report.

(d)	Compensation, including salary and retirement benefits – Section 4 to Appendix A to this Remuneration Report.

(e)	Shareholdings – Section 5 to Appendix A to this Remuneration Report.
Employment Arrangements
The executives set out below include direct reports to the Chief Executive Officer.
Doug Godshall MBA – Chief Executive Officer, President and Executive Director
Overview
Mr. Godshall is responsible for the day-to-day management of HeartWare, as well as for planning and directing all of HeartWare’s policies, objectives and initiatives. Mr. Godshall was appointed Chief Executive Officer with effect from 18 September 2006 and became a director of the Company on 28 October 2007.
Details of Mr. Godshall’s background and experience are set out in the attached Corporate Governance Statement. Mr. Godshall resides in the United States of America and his employee arrangements are denominated in US dollars.
Employment Arrangements
Mr. Godshall has a service agreement with HeartWare Limited and HeartWare, Inc.. Set out below is an overview of the ongoing key elements of this agreement:
(a)	Annual salary of approximately $417,000 being equivalent to US$350,000.

(b)	An annual performance bonus of up to approximately $89,000 (being equivalent to US$75,000) subject to satisfaction of agreed annual performance hurdles.
The above agreement does not include a fixed term and is terminable by either party on notice (in certain circumstances). Mr. Godshall does not receive any additional compensation, except as provided above, for his role as an executive director of the Company.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
David McIntyre BEc LLB CPA– Chief Financial Officer and Company Secretary
Overview
As Chief Financial Officer and Company Secretary, Mr. McIntyre is responsible for directing HeartWare’s financial, taxation, compliance (non-clinical), legal and company secretarial functions.
Mr. McIntyre holds a Bachelor of Economics (Accounting) from the University of Sydney as well as a Bachelor of Law from the University of Technology, Sydney. He is an Australian Certified Practising Accountant (“CPA”) and is admitted as a Legal Practitioner of the Supreme Court of New South Wales.
Until April 30, 2006, Mr. McIntyre resided in Sydney, Australia and travelled frequently to the United States. As of May 1, 2006, Mr. McIntyre has temporarily relocated to our operations facility located in Miramar, Florida.
Employment Arrangements
Mr. McIntyre has a service agreement with HeartWare Limited that has been temporarily suspended with effect from 30 April 2006 (i.e. prior to his temporary relocation to the United States of America). Set out below is an overview of the key ongoing elements of this agreement:
(a)	Annual salary of $220,000 per annum.

(b)	Superannuation calculated at the statutory rate of 9% per annum.

(c)	Provision of one car parking space and a maintained motor vehicle.
Mr. McIntyre’s employment agreement does not contain a fixed term and may be terminated by either party on three months’ notice. This employment agreement, including all accrued but unpaid leave entitlements, will resume upon Mr. McIntyre’s return to Australia.
While serving us in the United States, and with effect from May 1, 2006, Mr. McIntyre is subject to a service agreement with HeartWare, Inc. The arrangements with Mr. McIntyre, including relocation benefits, were determined following a detailed external, independent review. This review, which was conducted by Ernst & Young, compared host country (Miami, Florida) and home country (Sydney, Australia) relativities incorporating a net income comparison, spending and housing cost differentials as well as standards of living comparatives. In addition, market data provided by recognized relocation experts were also assessed and consideration was given to the additional financial burden associated with an international relocation including, among other things, consideration of the loss of income for Mr. McIntyre’s spouse as a certified practicing accountant. Set out below is an overview of the key elements of this service agreement:
(a)	Annual salary of approximately $268,000 per annum (being equivalent to US$225,000).

(b)	A monthly after-tax payment of approximately US$6,000 (gross cost US$9,000) for the purposes of assisting Mr. McIntyre with the provision of comparative housing, financing of motor vehicles, rental shortfall on his Australian residence and other incremental recurring costs associated with his relocation to this United States of America.
The above agreement does not contain a fixed term and may be terminated by either party at will.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
Dozier Rowe MGT Sci – Chief Operating Officer
Overview
As Chief Operating Officer, Mr. Rowe is responsible for HeartWare’s manufacturing and operational processes including final product development, assembly methods, plant layout, workflow and workforce utilisation.
Mr. Rowe holds a Bachelor of Science degree in Management Science from Georgia Institute of Technology. Mr. Rowe resides in the United States of America and is employed by HeartWare’s US subsidiary, HeartWare, Inc.. Mr. Rowe’s employee arrangements are denominated in US dollars.
Employment Agreement
Mr. Rowe has a service agreement with HeartWare, Inc.. Set out below is an overview of the key ongoing elements of the terms of his employment:
(a)	Annual salary of approximately $268,000 per annum (being equivalent to US$225,000).
(b)	In certain circumstances the termination of Mr. Rowe’s employment within twelve months of a “Change of Control” (e.g. a merger or takeover) will permit Mr. Rowe to exercise those options which would vest within twelve months of the date of termination.
The above agreement does not contain a fixed term and may be terminated by either party at will.
Jeff LaRose MSME – Chief Scientific Officer
Overview
As Chief Scientific Officer Mr. LaRose is responsible for technology and intellectual property development.
Mr. LaRose holds a Masters of Science in Mechanical Engineering and is a member of American Society of Mechanical Engineers, American Society for Artificial Internal Organs, and International Society of Rotary Blood Pumps.
Mr. LaRose resides in the United States of America and is employed by HeartWare’s US subsidiary, HeartWare, Inc.. Mr. LaRose’s employee arrangements are denominated in US dollars.
Employment Agreement
Mr. LaRose has a service agreement with HeartWare, Inc. with an annual salary of approximately $268,000 per annum (being equivalent to US$225,000).
The above agreement does not contain a fixed term and may be terminated by either party at will.
Jennifer Foley BS MBA — Vice-President, Clinical & Regulatory Affairs
Overview
As Vice-President, Clinical & Regulatory Affairs, Ms. Foley is primarily responsible for the conduct of the Company’s clinical trials.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
Ms. Foley holds a Bachelor of Science in Microbiology from the University of Maryland and a Masters of Business Administration from Boston University.
Ms. Foley resides in the United States of America and is employed by HeartWare’s US subsidiary, HeartWare, Inc.. Ms. Foley’s employee arrangements are denominated in US dollars.
Employment Agreement
Ms. Foley has a service agreement with HeartWare, Inc. with an annual salary of approximately $252,000 per annum (being equivalent to US$220,000).
Ms. Foley was paid US$30,000 as a sign-on bonus immediately following the commencement of her employment. Ms. Foley is a highly experienced and well-regarded clinical specialist who, prior to joining the Company, was one of the most senior executives within Boston Scientific Corporation’s clinical affairs organization where Ms. Foley was responsible for overseeing the execution of clinical trials across 9 of that company’s divisions.
Ms. Foley was also eligible to receive a US$30,000 bonus provided the Company filed its IDE with the FDA within 90 days of the Company implanting its 20th patient.
The above agreement does not contain a fixed term and may be terminated by either party at will.
James (Jim) Schuermann BS MBA — Vice President Sales and Marketing
Overview
Mr. Schuermann is responsible for global sales and marketing and for managing reimbursement strategy in domestic and international markets.
Mr. Schuermann holds an undergraduate degree in marketing from the Kelley School of Business at Indiana University, Bloomington, Indianapolis, together with a Masters in Business Administration from Ageno School of Business at Golden Gate University, San Francisco, California.
Mr. Schuermann resides in the United States of America and is employed by HeartWare’s US subsidiary, HeartWare, Inc.. Mr. Schuermann’s employee arrangements are denominated in US dollars.
Employment Agreement
Mr. Schuermann has a service agreement with HeartWare, Inc. with an annual salary of approximately $252,000 per annum (being equivalent to US$220,000).
The above agreement does not contain a fixed term and may be terminated by either party at will.
Jane Reedy RN MSN– Vice President Sales and Marketing (Former)
Overview
Ms. Reedy, former Vice President Sales and Marketing, was previously responsible for global marketing, managing reimbursement systems in domestic and international markets, and directing clinical trials to support product registration.
Ms. Reedy holds a Bachelor of Science (Nursing) from the University of Missouri-Columbia as well as a Master of Science (Nursing) from St. Louis University. Ms. Reedy is a member of the International Society for Heart and Lung Transplantation and American Society for Artificial Internal Organs.
Ms. Reedy resides in the United States of America and is employed by HeartWare’s US subsidiary, HeartWare, Inc.. Ms. Reedy’s employee arrangements are denominated in US dollars.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
Ms. Reedy ceased her role as Vice-President, Sales & Marketing in October 2007 but remained employed by the Company through 31 December 2007.
The Company and Ms. Reedy entered into an agreement on 12 September 2007 under which Ms. Reedy will continue to be employed by the Company until 31 December 2007 at which time Ms. Reedy will resign all positions with the Company. Under this agreement, the Company agreed to pay Ms. Reedy a severance payment equal to twelve months salary, being approximately $252,000 (or US$220,000) and this amount has been accrued at 31 December 2007.
Employment Agreement
Ms. Reedy had a service agreement with HeartWare, Inc. with an annual salary of approximately $252,000 per annum (being equivalent to US$220,000).
The above agreement did not contain a fixed term and may be terminated by either party at will.
This report includes the 11 pages in Appendix A to the Remuneration Report (and is incorporated by reference) and is made in accordance with a resolution of the Board of Directors.

Rob Thomas
Chairman
Date 28 February 2008
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 1 – APPENDIX A TO THE REMUNERATION REPORT
DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL
Names and positions held of directors and other key management personnel in office at anytime during the financial year are as follows:
Directors

Name	Position	Entity	Tenure
Mr. R B Thomas	Non-executive Chairman	(i)	26 November 2004 — Current
Dr S L Harrison	Non-executive Deputy Chairman	(i)	26 November 2004 — Current
Dr D N Wade	Non-executive director	(i)	15 December 2004 — Current
Dr C C Bennett	Non-executive director	(i)	15 December 2004 — Current
Mr. D E Godshall	Chief Executive Officer Executive Director	(i), (ii)	18 September 2006 – Current 28 October — Current
Mr. R B Stockman	Non-executive director	(i)	11 December 2006 — Current

Other Key Management Personnel

Name	Position	Entity	Tenure
Mr. D J McIntyre	Chief Financial Officer Company Secretary	(i), (ii)	28 February 2005 – Current 28 February 2005 — Current
Mr. D A Rowe	Chief Operating Officer	(ii)	17 April 2006 — Current
Mr. J A LaRose	Chief Scientific Officer	(ii)	10 July 2003 — Current
Ms. J H Foley	Vice President, Clinical & Regulatory Affairs	(ii)	2 January 2007 — Current
Ms. J E Reedy	Vice President, Sales & Marketing (Former)	(ii)	16 May 2005 – 31 December 2007
Mr. J F Schuermann	Vice President, Sales & Marketing	(ii)	4 September 2007 — Current
Notes:
(i)	HeartWare Limited

(ii)	HeartWare, Inc.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 2 – APPENDIX A TO THE REMUNERATION REPORT
COMPENSATION OPTIONS FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL

			TERMS & CONDITIONS FOR EACH GRANT
				Value per
	Vested	Granted		Option at Grant	Exercise Price		Last Exercise
	Number	Number	Grant Date	Date ($)	($)	First Exercise Date	Date
Parent Entity Directors
Thomas, R	382,102	764,204	24 January 2005	$0.36	$0.20	*24 January 2006	24 January 2010
	200,000	200,000	24 January 2005	$0.23	$0.60	*24 January 2006	24 January 2010
	200,000	200,000	24 January 2005	$0.17	$1.00	*24 January 2007	24 January 2010
	—	100,000	24 January 2005	$0.12	$1.50	24 January 2008	24 January 2010
Harrison, S	—	—	—	—	—	—	—
Stockman, R	—	200,000	26 July 2007	$0.40	$0.75	26 July 2008	26 July 2017
Wade, D	100,000	100,000	24 January 2005	$0.23	$0.60	*24 January 2006	24 January 2010
	100,000	100,000	24 January 2005	$0.17	$1.00	*24 January 2007	24 January 2010
	—	50,000	24 January 2005	$0.12	$1.50	24 January 2008	24 January 2010
Bennett, C	100,000	100,000	24 January 2005	$0.23	$0.60	*24 January 2006	24 January 2010
	100,000	100,000	24 January 2005	$0.17	$1.00	*24 January 2007	24 January 2010
	—	50,000	24 January 2005	$0.12	$1.50	24 January 2008	24 January 2010
Godshall, D	1,395,316	5,581,264	27 September 2006	$0.50	$1.10	27 September 2007	27 September 2016

Total	2,577,418	7,545,468

No options were exercised by directors during the year ended 31 December 2007. On 20 November 2007, the Company announced its intention to seek shareholder approval in 2008 to grant 1.1 million performance rights to Mr. Godshall with a zero strike price. No such approval has been obtained, and therefore no performance rights have been issued (or recorded above), at the date of this report.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 2 – APPENDIX A TO THE REMUNERATION REPORT (Continued)
COMPENSATION OPTIONS FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)

			TERMS & CONDITIONS FOR EACH GRANT
				Value per
	Vested	Granted		Option at Grant	Exercise Price		Last Exercise
	Number	Number	Grant Date	Date ($)	Per Share ($)	First Exercise Date	Date
Other Key Management Personnel
Rowe, D	250,000	1,000,000	20 April 2006	$0.87	$1.41	20 April 2007	20 April 2016
	50,000	200,000	28 October 2006	$0.50	$1.10	28 October 2007	28 October 2016
	—	200,000	16 November 2007	$0.75	$0.00	(A) 16 November 2008	(B) 16 November 2017
LaRose, J	382,102	764,204	27 April 2005	$0.26	$0.50	27 April 2006	27 April 2015
	1,540,000	1,540,000	24 January 2005	$0.36	$0.20	31 January 2005	24 January 2010
	50,000	200,000	28 October 2006	$0.50	$1.10	28 October 2007	28 October 2016
	—	300,000	16 November 2007	$0.75	$0.00	(A) 16 November 2008	(B) 16 November 2017
McIntyre, D	191,051	191,051	24 January 2005	$0.23	$0.60	24 January 2006	24 January 2010
	191,051	191,051	24 January 2005	$0.20	$0.75	24 January 2007	24 January 2010
	—	191,051	24 January 2005	$0.17	$1.00	24 January 2008	24 January 2010
	—	191,051	24 January 2005	$0.12	$1.50	24 January 2009	24 January 2010
	382,102	764,204	15 December 2005	$0.38	$0.75	31 January 2007	15 December 2013
	50,000	200,000	28 October 2006	$0.50	$1.10	28 October 2007	28 October 2016
	—	400,000	16 November 2007	$0.75	$0.00	(A) 16 November 2008	(B) 16 November 2017
Foley, J	—	1,000,000	2 January 2007	$0.43	$1.10	2 January 2008	2 January 2017
	—	200,000	16 November 2007	$0.75	$0.00	(A) 16 November 2008	(B) 16 November 2017
Reedy, J	573,153	1,146,306	27 April 2005	$0.26	$0.50	27 April 2005	27 April 2015
	50,000	200,000	28 October 2006	$0.50	$1.10	28 October 2007	28 October 2016
Schuermann, J	—	900,000	16 November 2007	$0.42	$0.75	(A) 16 November 2008	(B) 16 November 2017
	—	100,000	16 November 2007	$0.75	$0.00	(A) 16 November 2008	(B) 16 November 2017

Total	3,709,459	9,878,918

(A) & (B) – see Notes on the following page.

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 2 – APPENDIX A TO THE REMUNERATION REPORT (Continued)
COMPENSATION OPTIONS FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)
Note:
(A)	16 November 2008 is the earliest exercise date for the first tranche of this grant of equity. However, vesting does not occur until certain performance conditions are satisfied. The performance hurdles are as follows:
(i)	Vesting for the first tranche, representing 25% of the total allotment, occurs on the last to occur of the first anniversary of the grant date, the Company receiving CE marking in Europe, the Company filing its application for Therapeutic Goods Administration approval and the commencement of the Company’s Bridge-to-Transplant clinical trial in the United States.

(ii)	Vesting for the second tranche, representing 25% of the total allotment, occurs on the last to occur of the second anniversary of the grant date and the completion of enrolment under the Company’s Bridge-to-Transplant trial in the United States.

(iii)	Vesting for the third tranche, representing 25% of the total allotment, occurs on the last to occur of the third anniversary of the grant date, the Company filing an application for Pre-Market Approval with the United States Food and Drug Administration as a Bridge-to-Transplant therapy and the completion of enrolment under the Company’s Destination Therapy clinical trial in the United States.

(iv)	Vesting for the fourth tranche, representing 25% of the total allotment, occurs on the last to occur of the fourth anniversary of the grant date and the Company completing a human feasibility study for its next generation device, the MVAD.
(B)	Unvested equity lapses on the fifth anniversary of the grant date. Unexercised, vested equity expires on the tenth anniversary of the grant date.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 3 – APPENDIX A TO THE REMUNERATION REPORT
OPTION HOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL

								Vested 31 December 2007
			Balance	Granted as	Net	Options	Balance		Not
	Note		1 January 2007	Compensation	Change	Exercised	31 December 2007	Total	Exercisable	Exercisable
Parent Entity Directors
Thomas, R	(a),	(b)	1,264,204	—	—	—	1,264,204	782,102	—	782,102

Harrison, S			—	—	—	—	—	—	—	—

Stockman, R	(b	)	—	200,000	—	—	200,000	—	—	—

Wade, D	(a	)	250,000	—	—	—	250,000	200,000	—	200,000

Bennett, C	(a	)	250,000	—	—	—	250,000	200,000	—	200,000

Godshall, D *	(b	)	5,581,264	—	—	—	5,581,264	1,395,316	—	1,395,316

Total			7,345,468	200,000	—	—	7,545,468	2,577,418	—	2,577,418

* On 20 November 2007, the Company announced its intention to seek shareholder approval in 2008 to grant 1.1 million performance rights to Mr. Godshall with a zero strike price. No such approval has been obtained, and therefore no performance rights have been issued (or recorded above), at the date of this report.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 3 – APPENDIX A TO THE REMUNERATION REPORT (Continued)
OPTION HOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)

								Vested 31 December 2007
			Balance	Granted as	Net	Options	Balance		Not
	Note		1 January 2007	Compensation	Change	Exercised	31 December 2007	Total	Exercisable	Exercisable
Other Key Management Personnel
Rowe, D	(b),	(c)	1,200,000	200,000	—	—	1,400,000	300,000	—	300,000
LaRose, J	(b),	(c)	2,504,204	300,000	—	—	2,804,204	1,972,102	—	1,972,102
McIntyre, D	(b),	(c)	1,728,408	400,000	—	—	2,128,408	814,204	—	814,204
Foley, J	(b),	(c)	—	1,200,000	—	—	1,200,000	—	—	—
Reedy, J	(b),	(c)	1,346,306	—	—	—	1,346,306	623,153	—	623,153
Schuermann, J	(b),	(c)	—	1,000,000	—	—	1,000,000	—	—	—

Total			6,778,918	3,100,000	—	—	9,878,918	3,709,459	—	3,709,459

Notes:
(a)	The options refer to Incentive Options, further details of which are set out below under the heading “Options”. In relation to Mr. Thomas, 764,204 of his options were granted under the Company’s ESOP with the balance comprising Incentive Options.

(b)	The options refer to performance rights granted under the Company’s Performance Rights Plan (“PRP”). Ms. Foley’s equity includes 1,000,000 options granted under the Company’s ESOP with the remainder constituting performance rights. Mr. Schuermann’s equity includes 900,000 options granted under the Company’s ESOP with the remainder constituting performance rights.

(c)	In accordance with the terms of the Company’s ESOP Rules and the PRP Rules, each option / performance right entitles the holder to purchase one ordinary share at the relevant exercise price (with the strike price under the PRP being zero) and subject to satisfaction of performance hurdles, if any.
Net Change refers to those options that have been forfeited or cancelled in accordance with the terms of the Company’s ESOP Rules.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 4 – APPENDIX A TO THE REMUNERATION REPORT
COMPENSATION FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL
					Other
		Short-term Benefits			Benefits	Notes		Post Employment		Share-based Payments		Total
				Non-					Retirement		% of Total
		Salary & Fees	Cash Bonus	monetary				Super	Benefits	Options*	Remun.
Parent Entity Directors
Thomas, R	2007	120,000	—	—	—			10,800	—	—	—	130,800
	2006	120,000	—	—	—			10,800	—	—	—	130,800
Harrison, S	2007	100,000	—	—	—			9,000	—	—	—	109,000
	2006	100,000	—	—	—			9,000	—	—	—	109,000
Stockman, R	2007	—	—	—	—	(a	)	—	—	64,667	—	64,667
	2006	—	—	—	—			—	—	—	—	—
Wade, D	2007	35,000	—	—	—			30,400	—	—	—	65,400
	2006	35,000	—	—	—			30,400	—	—	—	65,400
Bennett, C	2007	60,000	—	—	—			5,400	—	—	—	65,400
	2006	60,000	—	—	—			5,400	—	—	—	65,400
Godshall, D	2007	417,462	84,983	—	15,952			—	—	—	—	518,397
	2006	115,441	98,949	—	3,524	(b	)	—	—	2,802,962	93%	3,020,876

Total Remuneration	2007	732,462	84,983	—	15,952			55,600	—	64,667	7%	953,664
Total Remuneration	2006	430,441	98,949	—	3,524			55,600	—	2,802,962	83%	3,391,476

* Black-Scholes option valuation incorporating an annualised standard deviation of return of 51.10% (2006: 55.14%) for European style options.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 4 – APPENDIX A TO THE REMUNERATION REPORT (Continued)
COMPENSATION FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)

		Short-term Benefits						Post Employment		Share-based Payments
				Non-	Other				Retirement		% of Total
		Salary & Fees	Cash Bonus	monetary	Benefits	Notes		Super	Benefits	Options*	Remun.	Total
Other Key Management Personne
Rowe, D	2007	268,368	32,204	—	15,952	(c),	(d)	—	—	149,000	33%	465,524
	2006	194,220	—	—	8,946	(c	)	—	—	970,071	81%	1,173,237
LaRose, J	2007	268,368	53,674	—	15,952	(c)	(e)	—	—	223,500	41%	561,494
	2006	279,088	59,370	—	13,154	(c	)	—	—	100,300	22%	451,912
McIntyre, D	2007	268,368	53,674	—	144,769	(c),(f),	(g)	—	—	298,000	40%	764,811
	2006	246,494	46,176	4,497	151,205	(c),	(g)	6,600	—	100,300	18%	544,175
Foley, J	2007	252,313	71,565	—	15,952	(c),	(h)	—	—	576,333	64%	916,163
	2006	—	—	—	—	(c),	(h)	—	—	—	—	—
Reedy, J	2007	261,487	—	—	277,439	(c),	(i)	—	—	—	—	538,926
	2006	263,865	32,983	—	14,850	(c	)	—	—	100,300	24%	411,998
Schuermann, J	2007	77,414	—	—	4,310	(c	)	—	—	480,740	86%	562,464
	2006	—	—	—	—			—	—	—	—	—

Total Remuneration	2007	1,396,318	211,117	—	212,887			—	—	1,727,573	49%	3,547,895
Total Remuneration	2006	983,667	138,529	4,497	188,155			6,600	—	1,270,971	49%	2,581,332

* Black-Scholes option valuation incorporating an annualised standard deviation of 55.14% (2006: 55.14%). This figure also includes performance rights granted under the Performance Rights Plan that have a strike price of zero and a fair value at the grant date of $0.75.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 4 – APPENDIX A TO THE REMUNERATION REPORT (Continued)
COMPENSATION FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)
(a)	Pursuant to shareholder approval Mr. Stockman was granted 200,000 options under the Company’s ESOP with a strike price of $0.75 each. Mr. Stockman did not draw a salary or other fees during the financial year.
(b)	In accordance with the terms of his employment, Mr. Godshall was paid a one-off sign-on bonus on commencement of employment of $98,949 in September 2006 (being US$75,000).
(c)	Unless otherwise stated, the Other Benefit refers to the cost of the relevant employee’s participation in the Company’s medical and insurance scheme (which is available to all employees).
(d)	Mr. Rowe was paid a cash bonus of $32,204 (being US$27,000) on 31 October 2007 as part of a Company-wide bonus in recognition of the Company’s progress.
(e)	Mr. LaRose was paid a cash bonus of $53,674 (being US$45,000) on 31 October 2007 as part of a Company-wide bonus in recognition of the Company’s progress.
(f)	Mr. McIntyre was paid a cash bonus of $53,674 (being US$45,000) on 31 October 2007 as part of a Company-wide bonus in recognition of the Company’s progress.
(g)	At the Company’s request, Mr. McIntyre has relocated to the United States of America. Following an independent assessment undertaken by Ernst & Young, the following payments were made to Mr. McIntyre under his relocation arrangements:
(i)	In April 2006, a one-off payment of $36,611 as a relocation allowance, being US$27,750. This payment is subject to personal income tax in the United States at the normal statutory rate and was provided to assist with meeting out-of-pocket expenses that were incurred on relocation to the United States, such as installation and purchase of electrical appliances, house cleaning, establishment of utilities, telephone installation etc, together with associated costs of leaving Australia (termination of existing services and utilities etc).

(ii)	A monthly after-tax payment of approximately US$6,000 (gross cost US$9,000) for the purposes of assisting Mr. McIntyre with the provision of comparative housing, financing of motor vehicles, rental shortfall on his Australian residence and other incremental recurring costs associated with his relocation to the United States of America. In 2006, a pre-tax amount of US$80,077 ($105,647) has been paid to Mr. McIntyre in this regard while in 2007 an amount of US$108,000 ($128,817) has been paid.
(h)	In accordance with Ms. Foley’s employment agreement, Ms. Foley was paid US$30,000 ($35,782) on commencement of employment on 2 January 2007 and this amount is included in the disclosed salary amount. Ms. Foley was also paid a cash bonus of $35,782 (being US$30,000) on 31 October 2007 as part of a Company-wide bonus in recognition of the Company’s progress.
(i)	Ms. Reedy has entered into a Separation Agreement with the Company pursuant to which Ms. Reedy resigns her positions with the Company with effect from 31 December 2007. Pursuant to this agreement, Ms. Reedy is entitled to receive twelve months salary, being US$220,000 ($261,487), over the course of 2008 and otherwise in accordance with normal pay periods. This amount, which constitutes a termination benefit, is included in Other Benefits and has been accrued at 31 December 2007.
(j)	Ms. Schuermann commenced his position with the Company on 4 September 2007. In addition to the above, all of the above employees are provided with a mobile telephone or Blackberry at no cost to the employee.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 5 – APPENDIX A TO THE REMUNERATION REPORT
SHAREHOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL

						Net	Balance
			Balance	Granted as	Options	Change*	31 December
	Note		1 January 2007	Remuneration	Exercised	Other	2007
Parent Entity Directors
Thomas, R	(a	)	1,758,000	—	—	600,000	2,358,000
Harrison, S	(b	)	91,588,782	—	—	—	91,588,782
Stockman, R			—	—	—	500,000	500,000
Wade, D	(c	)	1,000,000	—	—	8,333	1,008,333
Bennett, C			—	—	—	—	—
Godshall, D			37,305	—	—	63,000	100,305
Other Key Management Personnel
Rowe, D			10,000	—	—	—	10,000
LaRose, J			—	—	—	—	—
McIntyre, D			28,000	—	—	—	28,000
Foley, J			—	—	—	—	—
Reedy, J			—	—	—	—	—
Schuermann, J			—	—	—	—	—

Total			94,422,087	—	—	1,071,333	95,593,420

*	Net Change Other refers to shares purchased or sold during the year.
(a)	Mr. Thomas owns shares in the Company through a variety of direct and indirect holdings. The bulk of Mr. Thomas’ indirect shareholding is held by himself and his wife (Mrs Kyrenia Thomas) as trustee of the Robert Thomas Superannuation Fund.
(b)	As noted elsewhere in this Directors’ Report, Dr Harrison is the Managing General Partner of Apple Tree Partners 1 LP (“Apple Tree Partners”), the Company’s largest shareholder. To this end, the shares set out in the table above refer to shares owned by Apple Tree Partners.
Under Dr Harrison’s employment arrangement with Apple Tree Partners, he is prohibited from having an interest, directly or indirectly, in any entity in which Apple Tree Partners has invested. For this reason, Dr Harrison has no share or option holding in HeartWare (other than indirectly via Apple Tree Partners).
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
REMUNERATION REPORT
SECTION 5 – APPENDIX A TO THE REMUNERATION REPORT (Continued)
SHAREHOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)
(b)	Continued
It should also be noted that, in connection with the acquisition of HeartWare, Inc. by HeartWare Limited, the Company issued a convertible note in favour of Apple Tree Partners in the amount of $1,420,000 which will accrue interest at 2.0% per annum (capitalised monthly in arrears). The conversion price is $1.00 per ordinary share. The principal and capitalised interest on the convertible note is repayable on the secondary anniversary of the date of issue of the convertible note (being 24 January 2007). As Managing General Partner of Apple Tree Partners and for the purposes of the Corporations Act 2001, Dr Harrison is deemed to have an indirect interest in this convertible note.
(c)	The shares are held by Nickeli Holdings Pty Limited as trustee of the Wade Family Superannuation Fund. The options refer to Incentive Options, further details of which are set out below under the heading “Options”.
Remuneration Benefits
Apart from the details disclosed in this note, no Director has entered into a material contract with the Company or the Consolidated Group during the year and there were no material contracts involving Directors’ interests subsisting at anytime.
At 31 December 2007, there were no amounts receivable from or payable to directors and their director-related entities.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
DIRECTORS’ DECLARATION
The directors of HeartWare Limited declare that:
(a)	the financial statements and notes, set out on pages 49 to 91, are in accordance with the Corporations Act 2001 and:
(i)	give a true and fair view of the financial position as at 31 December 2007 and of the performance for the year ended on that date of the Company and Consolidated Group; and

(ii)	comply with Accounting Standards and the Corporations Regulations 2001; and
(b)	the Chief Executive Officer and Chief Financial Officer have each declared that:
(i)	the financial records of the Company and the Consolidated Group for the financial year have been properly maintained in accordance with section 286 of the Corporations Act 2001;

(ii)	the financial statements and notes for the financial year comply with Australian Accounting Standards; and

(iii)	the financial statements and notes for the financial year give a true and fair view; and
(c)	in the Directors’ opinion there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.
Signed in accordance with a resolution of the Directors:
Rob Thomas
Chairman
Date 28 February 2008
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2007

		Consolidated Group		Parent Entity
		2007	2006	2007	2006
	Note	$	$	$	$
Revenue	2	1,150,040	1,143,912	1,089,199	1,100,864
Administrative and facilities expenses		(616,162)	(516,717)	(309,765)	(112,014)
Advertising and marketing expenses		(166,983)	(106,790)	(91,296)	(82,209)
Audit, financial and taxation services		(233,231)	(186,468)	(189,423)	(174,622)
Consultants — clinical, regulatory and medical		(2,240,969)	(1,624,884)	—	—
Consultants — corporate advisory and investor relations		(159,269)	(283,567)	(129,929)	(283,567)
Contractor expenses		(1,152,546)	(201,952)	(36,154)	—
Depreciation and amortization expenses	3	(810,881)	(746,821)	(60,624)	(100,259)
Share-based payments to employees and directors	25	(2,762,319)	(1,174,620)	(2,762,319)	(1,174,620)
Other employee and director benefits expenses		(10,677,938)	(10,043,836)	(802,658)	(2,421,829)
Net loss on foreign exchange transactions		(1,042,508)	(770,227)	(1,042,507)	(770,227)
Information technology expense		(372,026)	(278,385)	(31,271)	(46,654)
Insurance expenses		(206,524)	(269,700)	(49,411)	(54,322)
Legal expense — intellectual property protection, litigation costs and related expenditure		(191,425)	(584,397)	—	(4,405)
Legal expense — corporate, compliance and commercial advisory		(1,038,896)	(529,163)	(822,314)	(276,003)
Raw materials and consumables used		(1,043,583)	(2,223,821)	—	—
Rental expense and outgoings		(953,042)	(699,350)	(122,153)	(199,735)
Research and development expenses		(550,306)	(1,695,837)	—	—
Sterilisation and testing expenses		(174,241)	(133,899)	—	—
Tax and duties expenses, other than income tax		(236,407)	(131,178)	—	—
Travel, accommodation and related expenses		(1,645,113)	(1,357,808)	(177,615)	(467,143)
Trials expenses — animal and human		(587,837)	(435,839)	—	(12,649)
Validation and verification expense		(18,575)	(228,178)	—	—
Other expenses		(645,906)	(171,128)	(55,089)	(144,410)

(Loss) before income tax		(26,376,647)	(23,250,653)	(5,592,329)	(5,223,804)
Income tax expense	5	—	—	—	—

(Loss) attributable to members of HeartWare Limited		(26,376,647)	(23,250,653)	(5,592,329)	(5,223,804)

		Cents	Cents
Basic and diluted (loss) per share (cents per share)	6	(12.4)	(13.3)
The Financial Statements should be read in conjunction with the accompanying notes.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
BALANCE SHEET
AS AT 31 DECEMBER 2007

		Consolidated Group		Parent Entity
		2007	2006	2007	2006
	Note	$	$	$	$
Current Assets
Cash and cash equivalents	8	32,073,942	21,101,693	31,225,265	20,267,573
Trade and other receivables	9	180,035	153,905	191,062	166,658
Other current assets	10	705,785	609,916	244,676	236,350

Total Current Assets		32,959,762	21,865,514	31,661,003	20,670,581

Non-Current Assets
Financial assets	11	—	—	100,094,335	78,897,414
Property, plant and equipment	13	3,072,874	3,140,329	28,185	193,409
Intangible assets	14	2,592,089	2,881,771	3,561	4,390
Other non-current assets	10	—	2,527	—	—

Total Non-Current Assets		5,664,963	6,024,627	100,126,081	79,095,213

Total Assets		38,624,725	27,890,141	131,787,084	99,765,794

Current Liabilities
Trade and other payables	15	1,665,561	1,782,239	102,684	236,776
Financial liabilities	17	1,517,689	1,495,676	1,517,689	1,495,676
Short-term provisions	16	311,870	200,608	28,849	19,328

Total Current Liabilities		3,495,120	3,478,523	1,649,222	1,751,780

Non-Current Liabilities
Financial liabilities	17	—	20,139	—	20,139

Total Non-Current Liabilities		—	20,139	—	20,139

Total Liabilities		3,495,120	3,498,662	1,649,222	1,771,919

Net Assets		35,129,605	24,391,479	130,137,862	97,993,875

Equity
Issued capital	18	94,647,107	59,673,110	140,230,916	105,256,919
Reserves	19	5,647,770	3,506,994	6,489,531	3,727,212
Retained earnings		(65,165,272)	(38,788,625)	(16,582,585)	(10,990,256)

Total Equity		35,129,605	24,391,479	130,137,862	97,993,875

The Financial Statements should be read in conjunction with the accompanying notes.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
STATEMENT OF CHANGES IN EQUITY
FOR YEAR ENDED 31 DECEMBER 2007
Consolidated Group

		Foreign
		Currency		Exercised
		Translation	Share Option	Options	Retained
	Share Capital	Reserve	Reserve	Reserve	earnings	Total
	$	$	$	$	$	$
Balance at 1 January 2006	28,824,205	112,210	2,408,356	144,236	(15,537,972)	15,951,035

Currency translation	—	(332,428)	—	—	—	(332,428)

Net income recognized directly in equity	—	(332,428)	—	—	—	(332,428)

Loss for the period	—	—	—	—	(23,250,653)	(23,250,653)

Total recognized income and expense for the period	—	(332,428)	—	—	(23,250,653)	(23,583,081)

Shares issued	32,869,695	—	—	—	—	32,869,695
Transaction costs	(2,020,790)	—	—	—	—	(2,020,790)
Employee share based compensation	—	—	1,044,435	130,185	—	1,174,620

Balance at 31 December 2006	59,673,110	(220,218)	3,452,791	274,421	(38,788,625)	24,391,479

Currency translation	—	(621,543)	—	—	—	(621,543)

Net income recognized directly in equity	—	(621,543)	—	—	—	(621,543)

Loss for the period	—	—	—	—	(26,376,647)	(26,376,647)

Total recognized income and expense for the period	—	(621,543)	—	—	(26,376,647)	(26,998,190)
Shares issued	37,051,408	—	—	—	—	37,051,408
Transactions costs	(2,077,411)	—	—	—	—	(2,077,411)
Employee share based compensation	—	—	2,715,627	46,692	—	2,762,319

Balance at 31 December 2007	94,647,107	(841,761)	6,168,418	321,113	(65,165,272)	35,129,605

The Financial Statements should be read in conjunction with the accompanying notes.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
STATEMENT OF CHANGES IN EQUITY
FOR YEAR ENDED 31 DECEMBER 2007
Parent Entity

		Foreign
		Currency		Exercised
		Translation	Share Option	Options	Retained
	Share Capital	Reserve	Reserve	Reserve	earnings	Total
	$	$	$	$	$	$
Balance at 1 January 2006	74,408,014	—	2,408,356	144,236	(5,766,452)	71,194,154

Net income recognized directly in equity	—	—	—	—	—	—

Loss for the period	—	—	—	—	(5,223,804)	(5,223,804)

Total recognized income and expense for the period	—	—	—	—	(5,223,804)	(5,223,804)
Shares issued	32,869,695	—	—	—	—	32,869,695
Transaction costs	(2,020,790)	—	—	—	—	(2,020,790)
Employee share based compensation	—	—	1,044,435	130,185	—	14,174,620

Balance at 31 December 2006	105,256,919	—	3,452,791	274,421	(10,990,256)	97,993,875

Net income recognized directly in equity	—	—	—	—	—	—

Loss for the period	—	—	—	—	(5,592,329)	(5,592,329)

Total recognized income and expense for the period	—	—	—	—	(5,592,329)	(5,592,329)
Shares issued	37,051,408	—	—	—	—	37,051,408
Transaction costs	(2,077,411)	—	—	—	—	(2,077,411)
Employee share based compensation	—	—	2,715,627	46,692	—	2,762,319

Balance at 31 December 2007	140,230,916	—	6,168,418	321,113	(16,582,585)	130,137,862

     The Financial Statements should be read in conjunction with the accompanying notes.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2007

			Consolidated Group		Parent Entity
			2007	2006	2007	2006
	Note		$	$	$	$
Cash flows from operating activities

Receipts from customers			—	—	—	—
Payments to suppliers and employees			(23,836,052)	(22,343,699)	(3,861,599)	(5,054,570)
Interest received			1,085,157	1,157,557	1,024,316	1,114,509
Finance costs			(690)	(488)	(690)	(488)

Net cash used in operating activities	23	(a)	(22,751,585)	(21,186,630)	(2,837,973)	(3,940,549)

Cash flows from investing activities
Loans to subsidiary			—	—	12,040	17,214
Proceeds from sale of property plant and equipment			9,569	3,735	6,546	—
Payments for purchase of property, plant and equipment			(908,984)	(1,827,710)	—	(15,167)
Payments for shares in subsidiary			—	—	(21,196,918)	(19,995,843)
Payments for intangible assets			(265,311)	(393,072)	—	(4,988)

Net cash used in investing activities			(1,164,726)	(2,217,047)	(21,178,332)	(19,998,784)

Cash flows from financing activities
Proceeds from issues of shares			37,051,408	32,869,695	37,051,408	32,869,695
Payments for share issue expenses			(2,077,411)	(2,020,790)	(2,077,411)	(2,020,790)

Net cash provided by financing activities			34,973,997	30,848,905	34,973,997	30,848,905

Net increase in cash held			11,057,686	7,445,228	10,957,692	6,909,572

Cash at beginning of the year			21,101,693	13,679,897	20,267,573	13,358,001

Effect of exchange rates on cash holdings in foreign currencies			(85,437)	(23,432)	—	—

Cash at end of the year	8		32,073,942	21,101,693	31,225,265	20,267,573

The Financial Statements should be read in conjunction with the accompanying notes.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
The Annual Financial Report is a general purpose financial report which has been prepared in accordance with Australian Accounting Standards, Australian Accounting Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001 (“the Corporations Act”).
The Annual Financial Report covers the Consolidated Group of HeartWare Limited (“HeartWare” or “the Company”) and its controlled entity, HeartWare, Inc., a Delaware corporation (“the Consolidated Group” or “the HeartWare Group”). The Annual Financial Report also covers HeartWare as an individual parent entity. HeartWare is a listed public company, the ordinary shares of which are listed for quotation on the Australian Securities Exchange Limited. HeartWare is incorporated and domiciled in Australia.
The Annual Financial Report is prepared on a going concern basis as the directors consider that the Company has, or will be able to access, sufficient cash resources to enable it to continue as a going concern.
Reporting and Comparative Periods
The financial results set out in this Annual Financial Report are the consolidated financial results for the HeartWare Group for the twelve-month period ended 31 December 2007.
Basis of Preparation
The Annual Financial Report of HeartWare and its controlled entity, and HeartWare an individual parent entity, complies with Australian Accounting Standards, which include Australian equivalents to International Financial Reporting Standards (“AIFRS”), in their entirety. Compliance with AIFRS ensures that the financial report also complies with International Financial Reporting Standards in their entirety.
The accounting policies set out below have been consistently applied to all years presented, with the exception of the change in accounting policy (refer to Note 32 to the Financial Statements).
Reporting Basis and Conventions
The Annual Financial Report has been prepared on an accruals basis and is based on historical costs modified by the revaluation of selected non-current assets, financial assets and financial liabilities for which the fair value basis of accounting has been applied.
Denomination
All figures (“$”) referred to in this Annual Financial Report are denominated in Australian dollars.
Accounting Policies
(a)	Principles of Consolidation
A controlled entity is any entity controlled by the Company whereby the Company has the power to control the financial and operating policies of that entity so as to obtain benefits from its activities.
A list of controlled entities is contained in Note 12 to the Financial Statements. All controlled entities have a December financial year-end.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(a)	Principles of Consolidation (Continued)
All inter-company balances and transactions between entities in the Consolidated Group, including any unrealised profits or losses, have been eliminated on consolidation. Accounting policies of subsidiaries have been changed where necessary to ensure consistencies with those policies applied by the parent entity.
Where controlled entities have entered or left the Consolidated Group during the year, their operating results have been included/excluded from the date control was obtained or until the date control ceased.
In Australia, the accounting treatment for business combinations is set out in AASB 3: Business Combinations (“AASB 3”). However, the business combination whereby HeartWare Limited acquired HeartWare, Inc. on 24 January 2005 falls within the definition of a “business combination involving entities under common control” and this type of business combination is specifically scoped out of AASB 3. Further, there is presently no prescribed accounting treatment in Australia for business combinations involving entities under common control.
For the purposes of this Annual Financial Report, the Consolidated Group has accounted for the acquisition of HeartWare, Inc. by HeartWare Limited as a business combination involving entities under common control and has recorded the transaction at the historical cost of the assets and liabilities of HeartWare, Inc. at the time of the acquisition (being 24 January 2005). Further information in this regard is contained in Note 32 to the Financial Statements. This represents a change of accounting policy from that adopted in the prior year’s Annual Financial Report.
(b)	Income Tax
Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognized from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.
Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.
Deferred income tax assets are recognized to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.
The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the Consolidated Group will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(c)	Inventories
Inventories are measured at the lower of cost and net realisable value. The cost of manufactured products includes direct materials, direct labour and an appropriate portion of variable and fixed overheads. Overheads are applied on the basis of normal operating capacity. Costs are assigned on the basis of weighted average costs.
(d)	Property, Plant and Equipment
Each class of property, plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.
Plant and Equipment
Plant and equipment is measured on the cost basis less depreciation and impairment losses.
The carrying amount of plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the assets employment and subsequent disposal. The expected net cash flows have been discounted to their present values in determining recoverable amounts.
The cost of fixed assets constructed within the Consolidated Group includes the cost of materials, direct labour, borrowing costs and an appropriate proportion of fixed and variable overheads.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Consolidated Group and the cost of the item can be measured reliably. All other repairs and maintenance are charged to the income statement during the financial period in which they are incurred.
Depreciation
The depreciable amount of all fixed assets including building and capitalised lease assets is depreciated on a straight line basis over their useful lives to the Consolidated Group commencing from the time the asset is held ready for use.
Leasehold improvements are depreciated over the shorter of either the unexpired period of the lease or the estimated useful lives of the improvements.
The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Leasehold improvements	33%
Plant and equipment	8-33%
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(d)	Property, Plant and Equipment (Continued)
An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.
Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains and losses are included in the income statement.
(e)	Leases
Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership are transferred to entities in the Consolidated Group are classified as finance leases.
Finance leases are capitalised by recording an asset and a liability at the lower of the amounts equal to the fair value of the leased property or the present value of the minimum lease payments, including any guaranteed residual values. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.
Leased assets are depreciated on a straight-line basis over their estimated useful lives where it is likely that the Consolidated Group will obtain ownership of the asset or over the term of the lease.
Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses on a straight-line basis over the life of the lease term.
Lease incentives under operating leases are recognized as a liability and amortised on a straight-line basis over the life of the lease term.
(f)	Financial Instruments
The Consolidated Group has adopted AASB 7 Financial Instruments: Disclosures and all consequential amendments that became applicable on 1 January 2007. The adoption of this standard has only affected the disclosure in the financial statements. There has been no impact on profit and loss or the financial position of the Consolidated Group.
Recognition
Financial instruments are initially measured at cost on trade date, which includes transaction costs, when the related contractual rights or obligations exist. Subsequent to initial recognition these instruments are measured as set out below.
Loans and receivables
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are stated at amortised cost using the effective interest rate method.
Investments in subsidiaries
Investments in subsidiaries are measured at cost but are subject to impairment write-down to recoverable amount.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Financial liabilities
Non-derivative financial liabilities are recognized at amortised cost, comprising original debt less principal payments and amortization.
Impairment
At each reporting date, the Consolidated Group assesses whether there is objective evidence that a financial instrument has been impaired. Impairment losses are recognized in the Income Statement.
(g)	Impairment of assets
At each reporting date, the Consolidated Group reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists the recoverable amount of the asset being the higher of the asset’s fair value less costs to sell and value in use, is compared to the assets carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.
Impairment testing is performed annually for intangible assets with indefinite lives.
Where it is not possible to estimate the recoverable amount of an individual asset, the Consolidated Group estimates the recoverable amount of the cash-generating unit to which the asset belongs.
(h)	Intangibles
Patents and trademarks
Patents and trademarks are recognized at cost of acquisition. Patents and trademarks have a definite life and are carried at cost less any accumulated amortization and any impairment losses. Patents and trademarks are amortized on a straight-line basis over their useful life, estimated at 15 years.
Software
Software is recognized at cost. It has a finite life and is amortized on a systematic basis matched to the future benefits of the asset. Software is currently amortized on a straight-line basis over their estimated useful life ranging from 5 to 7 years.
Research and development
Expenditure during the research phase of a project is recognized as an expense when incurred.
Development costs are capitalised only when technically feasibility studies identify that the project will deliver future economic benefits and these benefits can be measured reliably.
Development costs have a finite life and are amortized on a systematic basis matched to the future economic benefits over the useful life of the project.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(i)	Foreign Currency Transactions and Balances
Functional and presentation currency
The functional currency of each of the Consolidated Group’s entities is measured using the currency of the primary economic environment in which that entity operates. The consolidated financial statements are presented in Australian dollars which is the parent entity’s functional and presentation currency.
Transaction and balances
Foreign currency transactions are translated into functional currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the year-end exchange rate. Non-monetary items measured at historical cost continue to be carried at the exchange rate at the date of the transaction. Non-monetary items measured at fair value are reported at the exchange rate at the date when fair values were determined.
Exchange differences arising on the translation of monetary items are recognized in the income statement, except where deferred in equity as a qualifying cash flow or net investment hedge.
Exchange difference arising on the translation of non-monetary items are recognized directly in equity to the extent that the gain or loss is directly recognized in equity, otherwise the exchange difference is recognized in the income statement.
Consolidated Group companies
The financial results and position of foreign operations whose functional currency is different from the Consolidated Group’s presentation currency are translated as follows:
-	Assets and liabilities are translated at year-end exchange rates prevailing at that reporting date.

-	Income and expenses are translated at average exchange rates for the period.

-	Retained profits are translated at the exchange rates prevailing at the date of the transaction.
Exchange differences arising on translation of foreign operations are transferred directly to the Consolidated Group’s foreign currency translation reserve in the balance sheet. These differences are recognized in the income statement in the period in which the operation is disposed.
(j)	Employee Benefits
Provision is made for the Consolidated Group’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.       STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(k)	Equity-settled compensation
The Consolidated Group operates two share-based compensation plans, being share option arrangements. The total amount to be expensed over the vesting period is determined by reference to the fair value of the shares of the options granted.
(l)	Provisions
Provisions are recognized when the Consolidated Group has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will results and that outflow can be reliably measured.
(m)	Cash and Cash Equivalents
Cash and cash equivalents includes cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-borrowings in current liabilities on the balance sheet.
(n)	Goods and Services Tax (“GST”)
Revenues, expenses and assets are recognized net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Tax Office. In these circumstances the GST is recognized as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.
Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.
(o)	Comparative Figures
When required by Accounting Standards, comparative figures have been adjusted to conform to changes in presentation for the current financial year.
(p)	Critical Accounting Estimates and Judgments
The directors evaluate estimates and judgments in the Annual Financial Report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the Consolidated Group.
Key Estimates — Impairment
The Consolidated Group assesses impairment at each reporting date by evaluating conditions specific to the Consolidated Group that may lead to impairment of assets. Where an impairment trigger exists, the recoverable amount of the asset is determined. Value-in-use calculations performed in assessing recoverable amounts incorporate a number of key estimates.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
1.      STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(p)	Critical Accounting Estimates and Judgments (Continued)
Key Estimates — Option Valuations
The Consolidated Group uses a Black-Scholes option value method in connection with the calculation of share-based payments expense and this requires the input of highly subjective judgment and assumptions, including an estimated expected life of the option, share price volatility and a forfeiture rate.
The assumptions used in calculating the fair value of share-based awards represent management’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment.
There are no other key estimates or assumptions that require specific disclosure.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
2. REVENUE AND OTHER INCOME

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Operating activities
Sales	—	—	—	—
Interest received from other persons / corporations	1,150,040	1,143,912	1,089,199	1,100,864

Total Revenue	1,150,040	1,143,912	1,089,199	1,100,864

Sales – the Company has not yet sold any of its heart pumps as it does not yet have regulatory approval. Regulatory approval and revenue are anticipated in 2008 (as reimbursement is expected through clinical trials conducted in the United States of America).
3. LOSS FOR THE YEAR

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
(a) Expenses

Finance costs — external	30,470	29,679	30,470	29,679

Net Foreign exchange losses	1,042,508	770,227	1,042,508	770,227

Rental expenses on operating leases-minimum lease payments	903,501	631,590	121,814	155,645

Research and development costs	550,306	1,695,837	—	—

Raw materials and consumables used — write down of inventories to net realisable value	1,043,583	1,621,556	—	—

(b) Significant Expenses

The following significant expense items are relevant in explaining the financial performance:

Depreciation of plant and equipment	485,182	349,733	23,519	26,303

Amortization of intangible assets	273,745	321,457	829	598

Amortization of leasehold improvements	51,954	75,631	36,276	73,358

Total depreciation and amortization	810,881	746,821	60,624	100,259

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
4. AUDITORS’ REMUNERATION

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Remuneration of the auditor of the parent entity and economic entities:

Auditing or reviewing the Australian financial reports - Grant Thornton NSW	100,674	79,587	100,674	79,587

Auditing of HeartWare, Inc. in connection with the preparation of the Australian financial report - Grant Thornton LLP	—	59,670	—	—

Auditing or reviewing the US financial reports - Grant Thornton LLP	193,040	25,275	193,040	25,275

Taxation services - Grant Thornton NSW	20,350	9,190	20,350	9,190

Taxation services - Grant Thornton LLP	—	7,764	—	—

Advisory fees in conjunction with US SEC and Australian reporting requirements during the year - Grant Thornton NSW	14,857	2,650	14,857	2,650

Advisory fees in conjunction with US SEC reporting requirements during the year - Grant Thornton LLP	—	2,332	—	—

	328,921	186,468	328,921	116,702

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
5. INCOME TAX EXPENSE

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
(Loss) before income tax	(26,376,647)	(23,250,653)	(5,592,329)	(5,223,804)

The prima facie tax on (loss) before income tax is reconciled to the income tax as follows:

Prima facie tax benefit on (loss) at 30% (2006: 30%)
- Consolidated Group	(7,912,994)	(6,975,196)	—	—
- Parent Entity	—	—	(1,677,699)	(1,567,141)

Tax effect of overseas losses taxed at higher than 30%	(475,753)	(412,635)	—	—

Add:
Tax effect of:
Non deductible depreciation and amortization	72,733	101,973	23,519	30,078
Other non allowable items	5,466	3,115	1,997	3,115

	(8,310,548)	(7,282,743)	(1,652,183)	(1,533,948)

Adjusted income tax benefit attributable to the entity	(8,310,548)	(7,282,743)	(1,652,183)	(1,533,948)

Deferred tax asset not brought to account	8,310,548	7,282,743	(1,652,183)	1,533,948

Income tax attributable to entity	—	—	—	—

The applicable weighted average effective tax rates are as follows:	0%	0%	0%	0%

Deferred tax assets in respect of tax losses not brought to account:	20,103,785	11,793,237	4,890,500	3,238,317
Potential deferred tax assets will only be obtained in certain limited circumstances. Specifically, a deferred tax asset cannot be obtained unless:
(a)	the relevant company derives future assessable income of a nature and an amount sufficient to enable the asset to be realised, or the asset can be utilised by another company in the Consolidated Group in accordance with Division 170 of the Income Tax Assessment Act 1997;

(b)	the relevant company and/or the Consolidated Group continues to comply with the conditions for deductibility imposed by the law; and

(c)	no changes in tax legislation adversely affect the relevant company and/or the Consolidated Group in realising the benefit.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
At the date of this report, HeartWare and its controlled entities do not have revenues or profit which would be sufficient to allow deferred tax assets to be accrued with a substantial degree of certainty. This issue will be closely monitored as the Company moves toward the commercialisation of its range of implantable circulatory assist devices.
6. EARNINGS PER SHARE (“EPS”)

	Consolidated Group	Consolidated Group
	2007	2006
	$ No.	$ No.
Earnings used in the calculation of basis EPS and dilutive EPS	(26,376,647)	(23,250,653)

Weighted average number of ordinary shares outstanding during the year used in calculating basic EPS	213,029,192	174,689,977

Weighted average number of options outstanding not treated as dilutive	4,395,718	2,652,745

Weighted average number of ordinary shares outstanding during the year used in calculating dilutive EPS	213,029,192	174,689,997
The number of options referred to above is not dilutive because the Consolidated Group incurred a loss for the year ended 31 December 2007.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
7. SEGMENT INFORMATION
The HeartWare Group is developing and commercialising its range of circulatory assist devices or “heart pumps” which are used for the treatment of congestive heart failure. The Company does not yet have regulatory approvals so as to permit it to sell its products into the global market. On this basis, the Consolidated Group operates in one business segment, being the medical devices sector. It conducts integrated operations in the United States of America (mainly Miami), and Sydney, Australia and the primary reporting segment is therefore geographical.

	Sydney, Australia		Miami, USA		Eliminations		Consolidated Group
	2007	2006	2007	2006	2007	2006	2007	2006
	$	$	$	$	$	$	$	$
Total Segment Revenue:
Total revenue	1,089,199	1,100,864	60,841	43,048	—	—	1,150,040	1,143,912

Segment Result:
Segment result
(Loss) before income tax expense	(5,592,329)	(5,223,804)	(20,784,318)	(18,026,849)	—	—	(26,376,647)	(23,250,653)
Income tax expense	—	—	—	—	—	—	—	—

(Loss) after income tax	(5,592,329)	(5,223,804)	(20,784,318)	(18,026,849)	—	—	(26,376,647)	(23,250,653)

Assets:
Segment assets	131,787,084	99,765,794	6,931,976	7,587,882	(100,094,335)	(79,463,535)	38,624,725	27,890,141

Liabilities:
Segment liabilities	1,649,222	1,771,919	1,845,898	1,726,743	—	—	3,495,120	3,498,662

Other:
Acquisition of non-current segment assets	—	20,155	1,174,294	2,200,627	—	—	1,174,294	746,821
Depreciation and amortization of segment assets	60,624	100,259	750,257	646,562	—	—	810,881	746,821
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
8. CASH AND CASH EQUIVALENTS

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Cash at bank and in hand	1,158,350	916,076	309,172	81,956
Short-term bank deposits	30,915,592	20,185,617	30,916,093	20,185,617

	32,073,942	21,101,693	31,225,265	20,267,573

The effective interest rate on short-term bank deposits was 5.32% (2006: 5.44%); these deposits have an average maturity of 77 days (2006: 32 days)
9. TRADE AND OTHER RECEIVABLES

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Current
Trade receivables	—	—	—	—
Other receivables	180,035	153,905	191,062	166,658

	180,035	153,905	191,062	166,658

Due to the short-term nature of these receivables, their carrying value is assumed to approximate their fair value. Refer to Note 20 to the Financial Statements for further information regarding foreign currency and interest rate risk in relation to the above.
10. OTHER ASSETS

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Current
Prepayments	274,625	255,728	79,214	77,693
Advances — suppliers and employees	230,654	161,409	—	—
Security and other deposits	200,506	192,779	165,462	158,657

	705,785	609,916	244,676	236,350

Non Current
Security and other deposits	—	2,527	—	—

Due to the short-term nature of these other assets, their carrying value is assumed to approximate their fair value. Refer to Note 20 to the Financial Statements for further information regarding foreign currency and interest rate risk in relation to the above.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
11. FINANCIAL ASSETS

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Unlisted investments at cost – shares in controlled entities	—	—	100,094,335	78,897,414

12. CONTROLLED ENTITIES

			Percentage Owned		Carrying Value
	Country of	Class of	2007	2006	2007	2006
Name of Entity	Incorporation	Shares	%	%	$	$
HeartWare, Inc.	USA	Series B	100	100	45,238,921	45,238,921
HeartWare, Inc.	USA	Series C	100	100	54,855,414	33,658,493

			100	100	100,094,335	78,897,414

On 24 January 2005, the Company acquired all of the voting stock of HeartWare, Inc. HeartWare, Inc. was incorporated in Delaware, United States of America.
The purchase consideration for the acquisition was $44 million, payable by the issue of ordinary shares in the capital of the Company.
Subsequent to this transaction, HeartWare, Inc. has issued Series C Stock to the Company.
In addition to the above (and as part of the above purchase consideration), the Company has issued a convertible note in the amount of $1,420,000 which will accrue interest at 2.0% per annum (capitalised monthly in arrears). The conversion price is $1.00 per ordinary share in the capital of the Company. The principal and capitalised interest on the convertible note is repayable to the holder on the secondary anniversary of the date of issue of the convertible note.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
13. PROPERTY, PLANT AND EQUIPMENT

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Plant and equipment:
At cost	4,091,274	3,735,228	68,993	120,651
Accumulated depreciation	(1,110,111)	(746,423)	(40,808)	(37,722)

	2,981,163	2,988,805	28,185	82,929

Leasehold improvements:
At cost	108,838	264,268	—	220,679
Accumulated amortization	(17,127)	(112,744)	—	(110,199)

	91,711	151,524	—	110,480

Total plant and equipment	3,072,874	3,140,329	28,185	193,409

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Movements in carrying amounts

Movement in the carrying amount for each class of plant and equipment between the beginning and end of the current financial year

Plant and equipment:
Balance at the beginning of the year	2,988,805	1,680,652	82,929	134,422
Exchange differences	(307,558)	(52,975)	—	—
Additions	835,679	1,790,061	—	15,167
Disposals	(50,581)	(79,200)	(31,225)	(40,357)
Depreciation expense	(485,182)	(349,733)	(23,519)	(26,303)

Carrying amount at the end of the year	2,981,163	2,988,805	28,185	82,929

Leasehold Improvements:
Balance at the beginning of the year	151,524	189,865	110,480	183,838
Exchange differences	(6,960)	(359)	—	—
Additions	73,305	37,649	—	—
Disposals	(74,204)	—	(74,204)	—
Amortization expense	(51,954)	(75,631)	(36,276)	(73,358)

Carrying amount at the end of the year	91,711	151,524	—	110,480

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
14. INTANGIBLE ASSETS

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Patents and Trademarks — at cost	415,019	308,590	—	—
Accumulated amortization	(54,071)	(34,108)	—	—

	360,948	274,482	—	—

Development — at cost	2,362,388	2,631,833	—	—
Accumulated amortization	(435,919)	(310,108)	—	—

	1,926,469	2,321,775	—	—

Software — at cost	440,958	348,910	4,988	4,988
Accumulated amortization	(136,286)	(63,396)	(1,427)	(598)

	304,672	285,514	3,561	4,390

	2,592,089	2,881,771	3,561	4,390

Intangible assets have finite useful lives. The current amortization charges for intangible assets are included under depreciation and amortization expense in the Income Statement.

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Movements in carrying amounts
Movement in the carrying amount for each class of intangible assets between the beginning and end of the current financial year

Patents and trademarks at cost:
Balance at the beginning of the year	274,482	270,928	—	—
Exchange differences	(27,039)	48,528	—	—
Additions	138,037	23,402	—	—
Amortization charge	(24,532)	(68,376)	—	—

Carrying amount at the end of the year	360,948	274,482	—	—

Development at cost:
Balance at the beginning of the year	2,321,775	2,696,671	—	—
Exchange differences	(229,350)	(188,095)	—	—
Additions	—	—	—	—
Amortization charge	(165,956)	(186,801)	—	—

Carrying amount at the end of the year	1,926,469	2,321,775	—	—

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
14. INTANGIBLE ASSETS (Continued)

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Movements in carrying amounts

Movement in the carrying amount for each class of intangible assets between the beginning and end of the current financial year

Software at cost:
Balance at the beginning of the year	285,514	—	4,390	—
Exchange differences	(24,859)	2,884	—	—
Additions	127,274	348,910	—	4,988
Amortization charge	(83,257)	(66,280)	(829)	(598)

Carrying amount at the end of the year	304,672	285,514	3,561	4,390

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
15. TRADE AND OTHER PAYABLES

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Current
Trade payables	588,327	435,216	1,424	64,013
Sundry payables and accrued expenses	1,077,234	1,347,023	101,260	172,763

	1,665,561	1,782,239	102,684	236,776

Due to the short-term nature of these payables, their carrying value is assumed to approximate their fair value. Refer to Note 20 to the Financial Statements for further information regarding foreign currency and interest rate risk in relation to the above.
16. PROVISIONS

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Current
Employee benefits	311,870	200,608	28,849	19,328

Number of employees
Number of employees at year end	76	65	2	3

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Movements in provisions

Employee benefits:
Opening balance	200,608	145,018	19,328	21,698
Additional provisions	416,293	246,726	25,753	62,429
Amounts used	(305,031)	(191,136)	(16,232)	(64,799)

Closing balance	311,870	200,608	28,849	19,328

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
17.	FINANCIAL LIABILITIES

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Current
Lease incentive	12,513	20,280	12,513	20,280
Convertible note*	1,505,176	1,475,396	1,505,176	1,475,396

	1,517,689	1,495,676	1,517,689	1,495,676

Non-Current
Lease incentive	—	20,139	—	20,139

*	The Company issued a convertible note in the amount of $1,420,000 that accrues interest at 2.0% per annum (capitalised monthly in arrears). The conversion price is $1.00 per ordinary share in the capital of the Company. The principal and capitalised interest on the convertible note is repayable to the holder on the second anniversary of the date of issue of the convertible note. The Company issued the convertible note in favour of Apple Tree Partners as part of the consideration for the acquisition of HeartWare, Inc.. As at the reporting date, the Company has received written confirmation that Apple Tree Partners has no present intention to require repayment of the convertible note.
18.	ISSUED CAPITAL

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
248,100, 277 (2006:186,262, 597) fully paid ordinary shares	94,647,107	59,673,110	140,230,916	105,256,919

Movements during the year ended 31	Issue	No. of
December 2007	Price	Shares	$
Opening balance as at 1 January 2007		186,262,597	59,673,110

Share issue on exercise of options granted under the Company’s ESOP on 17 January 2007	$0.20	40,000	8,000

Share issue under shareholder share purchase plan on 17 July 2007	$0.60	2,002,933	1,201,760

Share issue pursuant to a private placement on 26 July 2007	$0.60	59,706,747	35,824,048

Share issue on exercise of options granted under the Company’s ESOP on 12 December 2007	$0.20	88,000	17,600

Issue costs relating to private placement	—	—	(2,077,411)

Closing balance as at 31 December 2007		248,100,277	94,647,107

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
18.	ISSUED CAPITAL (Continued)

Share options

For information relating to the HeartWare Limited Employee Share Option Plan (“ESOP”) and the Performance Rights Plan, including details of grants, exercises and lapses during the financial year and the equity at year-end, please refer to Note 25 to the Financial Statements.

For information relating to share options issued to directors and other key management personnel during the financial year, please refer to Note 26 to the Financial Statements.

Capital Management

When managing capital, the Company’s objective is to ensure that the Consolidated Group continues as a going concern as well as to maintain optimal returns to shareholders and benefits for other stakeholders. The Company also aims to maintain a capital structure that ensures the lowest cost of capital available to the Consolidated Group. The Company will need to raise capital in the future and it intends to do so via the issue of new ordinary shares in the Company at the appropriate time. The Company does not presently intend to raise funds via the use of debt instruments, however the Company monitors the market constantly and may change its approach in this regard depending on developments therein. The Consolidated Group is not subject to any externally imposed capital requirements.

19.	RESERVES
(a)	Foreign currency translation reserve

The foreign currency translation reserve records exchange differences arising on translation of HeartWare, Inc.

(b)	Share options reserve

The share options reserve records items recognized as expense in relation to the calculated value of vested options granted under the Company’s ESOP and the PRP.

(c)	Exercised options reserve

The exercised options reserve records items recognized as expense items in relation to the calculated value of options that have been exercised.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
20.	FINANCIAL INSTRUMENTS
(a) Financial risk management
The Consolidated Group’s financial instruments consist mainly of deposits with banks, local money market instruments, short-term investments, accounts receivable and payable, loans to and from subsidiaries, leases and the convertible note (issued on 27 January 2005).
(b) Foreign currency risk
The Consolidated Group is exposed to fluctuations in foreign currencies arising from the fact that the bulk of the Consolidated Group’s expenditure is incurred in U.S. dollars, which is not the same as the Consolidated Group’s measurement currency (being Australian dollars).
During the year, the Consolidated Group purchased and held US dollars in order to minimise its foreign currency risk associated with its short-term US dollar commitments.
Details regarding foreign exchange risk exposure is set out in Note 3 to the Financial Statements.
(c) Liquidity risk
Liquidity risk represents the ability of the Consolidated Group to meet is obligations as and when they fall due. The Consolidated Group manages liquidity risk by monitoring forecast cash flows.
(d) Credit risk
Credit risk represents the loss that would be recognized if counter-parties failed to perform as contracted. Recognized financial instruments The credit risk on financial assets, excluding investments, of the Consolidated Group that have been recognized in the Income Statement is the carrying amount, net of any provision for doubtful debts. The Consolidated Group is not materially exposed to any individual overseas country or individual customer.
(e) Interest rate risk
The Consolidated Group’s exposure to interest rate risk, which is the risk that a financial instrument’s value will fluctuate as a result of changes in the market interest rates and the effective weighted average interest rates on classes of financial assets and financial liabilities is set out in the table over the page:
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
20.	FINANCIAL INSTRUMENTS (Continued)
(e) Interest rate risk (Continued)

	Fixed interest rate
	maturing
	Within	Over 1 to	Floating	Non-interest
	Year	5 years	interest rate	bearing	Total
Consolidated Group	$	$	$	$	$
2007 Financial Year
Financial assets
Cash and cash equivalents	—	—	1,157,850	500	1,158,350
Deposit at call	30,915,592	—	—	—	30,915,592
Receivables	—	—	—	180,035	180,035
Other current assets	158,006	—	—	547,779	705,785
	31,073,598	—	1,157,850	728,314	32,959,762
Weighted Average
Effective Interest Rate	5.32%	—	4.63%	—

Financial liabilities
Trade payables	—	—	—	1,665,561	1,665,561
Provisions	—	—	—	311,870	311,870
Borrowings	1,505,176	—	—	12,513	1,517,689
	1,505,176	—	—	1,989,994	3,495,120
Weighted Average
Effective Interest Rate	2.0%	—	—	—
Details regarding interest rate risk exposure is set out in Note 3 to the Financial Statements.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
20.	FINANCIAL INSTRUMENTS (Continued)
(e) Interest rate risk (Continued)

	Fixed interest rate
	maturing
	Within	Over 1 to 5	Floating	Non-interest
	Year	years	interest rate	bearing	Total
Consolidated Group	$	$	$	$	$
2006 Financial Year
Financial assets
Cash and cash equivalents	—	—	915,576	500	916,076
Deposit at call	20,185,617	—	—	—	20,185,617
Receivables		—	—	315,314	315,314
Other current assets	158,006	—	—	290,501	448,507
	20,343,623	—	915,576	606,315	21,865,514
Weighted Average
Effective Interest Rate	5.44%	—	4.04%	—	—

Financial liabilities
Payables		—	—	1,782,239	1,782,239
Provisions		—	—	200,608	200,608
Borrowings	1,495,676	—	—	—	1,495,676
	1,495,676	—	—	1,982,847	3,478,523
Weighted Average
Effective Interest Rate	2.00%	—	—	—

	Fixed interest rate
	maturing
	Within	Over 1 to 5	Floating	Non-interest
	Year	years	interest rate	bearing	Total
Parent Entity	$	$	$	$	$
2007 Financial Year
Financial assets
Cash and cash equivalents	—	—	308,672	500	309,172
Deposit at call	30,916,093	—	—	—	30,916,093
Receivables	—	—	—	191,062	191,062
Other current assets	158,006	—	—	86,670	244,676
	31,074,099	—	308,672	278,232	31,661,003
Weighted Average
Effective Interest Rate	5.32%	—	4.35%	—	—

Financial liabilities
Payables	—	—	—	102,684	102,684
Provisions	—	—	—	28,849	28,849
Borrowings	1,505,176	—	—	12,513	1,517,689
	1,505,176	—	—	144,046	1,649,222
Weighted Average
Effective Interest Rate	2.00%	—	—	—
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
20.	FINANCIAL INSTRUMENTS (Continued)
(e) Interest rate risk (Continued)

	Fixed interest rate
	maturing
	Within	Over 1 to 5	Floating	Non-interest
	Year	years	interest rate	bearing	Total
Parent Entity	$	$	$	$	$
2006 Financial Year
Financial assets
Cash and cash equivalents	—	—	81,456	500	81,956
Deposit at call	20,185,617	—	—	—	20,185,617
Receivables	—	—	—	166,658	166,658
Other current assets	158,006	—	—	78,344	236,350
	20,343,623	—	81,456	245,502	20,670,581
Weighted Average
Effective Interest Rate	3.90%	—	2.45%	—	—

Financial liabilities
Payables	—	—	—	236,776	236,776
Provisions	—	—	—	19,328	19,328
Borrowings	1,495,676	—	—	—	1,495,676
	1,495,676	—	—	256,104	1,751,780
Weighted Average
Effective Interest Rate	2.00%	—	—	—
(f) Net fair values
The net fair value of cash and cash equivalents and non-interest bearing liabilities of the Consolidated Group approximates their carrying value.
Net fair values of monetary financial assets and liabilities are based upon market prices where a market exists or by discounting the expected future cash flows by the current interest rate for assets and liabilities with similar risk.
Aggregate net fair values are materially in line with the carrying amounts for the HeartWare Group’s financial assets and financial liabilities at balance date.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
21.	CAPITAL AND LEASING COMMITMENTS

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Capital expenditure commitments contracted for:
Plant and equipment purchases	31,543	73,043	—	—

Capital expenditure commitments payable:
Not later than 12 months	110,321	73,043	—	—

Operating lease commitments
Non-cancellable operating leases contracted for but not capitalised in the Financial Statements
Payable — minimum lease payments:
Not later than 12 months	206,309	910,343	44,256	183,593
Between 12 months and 5 years	189,209	404,183	—	160,805

	395,518	1,314,526	44,256	344,398

The Consolidated Group leases property under non-cancellable operating leases expiring for periods of up to twenty months. Leases generally provide the relevant entity with a right of renewal. Lease payments comprise a base amount plus an incremental contingent rental. Contingent rentals are based on either movements in the Consumer Price Index or criteria.
22. CONTINGENT LIABILITIES
As set out in the Company’s prospectus (dated 17 December 2004), the Consolidated Group and the parent entity has the following contingent liabilities resulting from the acquisition by HeartWare, Inc. of a business that previously held the Company’s technology:
(a)	a milestone payment of US$750,000 within 6 months of the date when the first circulatory assist device is approved for sale in Europe, provided that the Company has a least US$15,000,000 in cash on hand* and, if the Company does not have $15,000,000 in cash on hand at that time, then the payment is deferred until such time that the Company has $15,000,000 in cash on hand;

(b)	a milestone payment of US$1,250,000 when the first circulatory assist device is approved for sale in the US, provided that the Company has at least US$25,000,000 in cash on hand* and, if the Company does not have $25,000,000 in cash on hand at that time, then the payment is deferred until such time that the Company has $25,000,000 in cash on hand; and

(c)	a special payment of up to US$500,000 upon a sale of HeartWare, Inc. if such sale generated proceeds in excess of the aggregate liquidation preferences of all of HeartWare, Inc.’s then outstanding preferred stock.
Except as stated above, the Company is not aware of any contingent liabilities at the date of the Directors’ Report.

*	The date when this will occur, and the Company’s cash balance at the relevant time, is indeterminate at this stage and, as such, no provision is made for this liability.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
23.	CASH FLOW INFORMATION

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
Reconciliation of Cash Flow from Operations with Loss After Income Tax

(Loss) after income tax	(26,376,647)	(23,250,653)	(5,592,329)	(5,223,804)

Non-cash flows in (Loss):

Depreciation	485,182	349,733	23,519	26,303
Amortization	325,699	397,088	37,105	73,956
Share Based Payment	2,762,319	1,174,620	2,762,319	1,174,620
Loss on disposal of plant and equipment	114,416	17,539	98,883	13,912
Proceeds of sale asset not yet received	—	26,445	—	26,445

Changes in assets and liabilities, net of the effects of the purchase of HeartWare, Inc.:

Increase / (decrease) in accrued expenses/employee benefits	129,832	55,590	9,521	(2,370)
Decrease / (Increase) in trade and term receivables	204,201	(166)	32,677	(21,388)
Increase / (decrease) in other provisions	234,934	(17,763)	(27,906)	(17,763)
(Decrease) / increase in other creditors	(422,923)	384,282	(164,777)	(36,278)
Increase in interest payable	29,780	29,191	29,780	29,191
Decrease / (increase) in other debtors	175,999	(190,557)	19,639	(20,378)
(Increase) / decrease in interest receivable	(64,899)	13,645	(64,883)	13,645
(Increase)/decrease in prepaid expenses	(267,786)	(108,889)	(1,521)	23,360
Exchange rate adjustment	(81,692)	(66,735)		—

Cash Flow from Operations	(22,751,585)	(21,186,630)	(2,837,973)	(3,940,549)

Reconciliation of Cash:

Cash — Note 8	1,158,350	916,076	309,172	81,956
Deposits at call — Note 8	30,915,592	20,185,617	30,916,093	20,185,617

	30,073,942	21,101,693	31,225,265	20,267,573

The Company has provided guarantees and indemnities totalling $258,006 (2006: $258,006) to its bankers in respect to banking facilities provided to the Company.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
24.	DIRECTOR AND OTHER KEY MANAGEMENT PERSONNEL INFORMATION
(a) Names and positions held of directors and other key management personnel in office at anytime during the financial year are as follows:
Directors

Name	Position	Entity	Tenure
Mr. R B Thomas	Non-executive Chairman	(i)	26 November 2004 — Current
Dr S L Harrison	Non-executive Deputy Chairman	(i)	26 November 2004 — Current
Mr. R B Stockman	Non-executive director	(i)	11 December 2007 — Current
Dr D N Wade	Non-executive director	(i)	15 December 2004 — Current
Dr C C Bennett	Non-executive director	(i)	15 December 2004 — Current
Mr. D E Godshall	Chief Executive Officer Executive Director	(i), (ii)	18 September 2007 — Current 28 October — Current
Other Key Management Personnel

Name	Position	Entity	Tenure
Mr. D J McIntyre	Chief Financial Officer Company Secretary	(i), (ii)	28 February 2006 — Current 28 February 2006 — Current
Mr. D A Rowe	Chief Operating Officer	(ii)	17 April 2007 — Current
Mr. J A LaRose	Chief Scientific Officer	(ii)	10 July 2003 — Current
Ms. J H Foley	Vice President, Clinical & Regulatory	(ii)	2 January 2007 — Current
Ms. J E Reedy	Vice President, Sales & Marketing (Former)	(ii)	16 May 2006 — 31 December 2007
Mr. J F Schuermann	Vice President, Sales & Marketing	(ii)	4 September 2007 — Current
Notes:
(i)	HeartWare Limited

(ii)	HeartWare, Inc.
(b) Director and other key management personnel compensation
The Company has applied the provisions of the Corporations Amendments Regulation 2007 that allow the Company to transfer director and other key management personnel remuneration disclosures required by AASB 124: Related Party Disclosures paragraphs Aus 25.4 to Aus 25.7.2 to the Remuneration Report section of the Directors’ Report.
In accordance with the above, information concerning the compensation for directors and other key management personnel may be found in the Remuneration Report (see Section 4 to Appendix A to the Remuneration Report).
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
25.	SHARE-BASED PAYMENTS

During the financial year, the Company granted options to its employees under the HeartWare Limited Employee Share Option Plan (“ESOP”) and the HeartWare Limited Performance Rights Plan (“PRP”) as follows:
(a)	On 2 January 2007 and following the appointment of Ms. Jennifer Foley as Vice President, Clinical & Regulatory Affairs of the Company, 1,000,000 ESOP options were granted to Ms. Foley at an exercise price of $1.10 per option, with a further 200,000 ESOP options being granted to another senior appointee on the same terms.

(b)	On 26 July 2007 and following shareholder approval, 200,000 ESOP options were granted to Mr. Bob Stockman, non-executive director. The exercise price of these options was $0.75 per option.

(c)	On 16 November 2007, the Company granted 2.05 million performance rights under the PRP to 11 employees. The exercise price of the performance rights is zero and vesting is subject to various performance hurdles.

(d)	On 16 November 2007, the Company granted 2.9 million ESOP options to 31 employees. The exercise price of the ESOP options is $0.75 and vesting is subject to various performance hurdles.

(e)	On 16 November 2007, the Company granted 350,000 Incentive Options to two corporate advisers. The exercise price is $0.75.
Each of the options and performance rights referred to above expire on the tenth (10th) anniversary of the respective grant date. All ESOP options and PRP performance rights are unlisted and are not transferable; hold no voting or dividend rights; and, entitle the holder to purchase one ordinary share in the capital of the Company (at the relevant exercise price and subject to performance conditions, if any).

	Consolidated Group				Parent Entity
	2007		2006		2007		2006
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Number	Exercise	Number	Exercise	Number	Exercise	Number	Exercise
	of	Price	of	Price	of	Price	of	Price
	Options	$	Options	$	Options	$	Options	$
Outstanding at the beginning of the year	20,501,250	0.82	16,145,410	0.64	20,501,250	0.82	16,145,140	0.64
Granted	6,650,000	0.58	10,116,324	1.13	6,650,000	0.58	10,116,324	1.13
Forfeited	(190,480)	1.08	(5,349,333)	0.90	(190,480)	1.08	(5,349,433)	0.90
Exercised	(128,000)	0.20	(411,151)	0.34	(128,000)	0.20	(411,051)	0.34

Outstanding at year-end	26,832,770	0.76	20,501,250	0.82	26,832,770	0.76	20,501,250	0.82

Exercisable at year-end	9,894,724	$0.64	5,524,880	0.41	9,894,724	$0.64	5,524,880	0.41

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
25.	SHARE-BASED PAYMENTS (Continued)

There were 128,000 options exercised during the year ended 31 December 2007. These options had a weighted average share price of $0.20 at exercise date.

The ESOP options outstanding at 31 December 2007 had a weighted average exercise price of $0.64 and a weighted average remaining contractual life of 7.13 years. Exercise prices range from $0.20 to $1.41 in respect of options outstanding at 31 December 2007. The weighted average fair value of the options granted during the year was $0.58.

The PRP performance rights outstanding at 31 December 2007 had a weighted average exercise price of $0.00 and a weighted average remaining contractual life of 9.88 years. Exercise price for these is zero and vesting is subject to satisfaction of various performance hurdles. The weighted average fair value of the performance rights granted during the year was $0.75.

The fair value for ESOP options was calculated by using a Black Scholes option pricing model applying the following inputs:
(a)	Weighted average exercise price.

(b)	Weighted average life of the option.

(c)	Underlying share price.

(d)	Expected share price volatility.

(e)	Risk free interest rate.
Historic volatility has been the basis for determining expected share price volatility as it is assumed that this is indicative of future trends, which may not eventuate.

The life of the options is based on the historical exercise patterns, which may not eventuate in the future. Included under employee benefits expense in the Income Statement is $2,762,319 (2006: $1,174,620) and relates, in full, to equity-settled share-based payment transactions.

The fair value of performance rights granted under the PRP is the share price on the date of grant, being $0.75.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
25.	SHARE-BASED PAYMENTS (Continued)

	Consolidated Group		Parent Entity
	2007	2006	2007	2006
	$	$	$	$
(b) Detail of number of shares issued on exercise of remuneration options during the year:

Proceeds from shares issued	25,600	139,576	25,600	139,576

Fair value of shares issued during the year	93,440	352,057	93,440	352,057
No amount remains unpaid on any of the shares referred to above.
Fair value of shares issued during the year at their issue date is estimated to be the market price of shares of HeartWare Limited on the Australian Securities Exchange as at closing of trading on the issue dates.
Fair value of shares issued during the year at their issue date is estimated to be the market price of shares of HeartWare Limited on the Australian Securities Exchange as at closing of trading on the issue dates. The fair value of shares at date of issue was:

Issue Date	Fair Value	Number of Shares Issued
17 January 2007	33,600	40,000
12 December 2007	59,840	88,000

	93,440	128,000

Details of share options outstanding as at end of the reporting period are set out in the Directors’ Report.
26.	COMPENSATION OPTIONS FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL
The Company has applied the provisions of the Corporations Amendments Regulation 2007 that allow the Company to transfer director and other key management personnel remuneration disclosures required by AASB 124: Related Party Disclosures paragraphs Aus 25.4 to Aus 25.7.2 to the Remuneration Report section of the Directors’ Report.
In accordance with the above, information concerning the compensation options for directors and other key management personnel may be found in the Remuneration Report (see Section 2 to Appendix A to the Remuneration Report).
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
27.	OPTION HOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL

								Vested 31 December 2007
			Balance	Granted as	Net	Options	Balance		Not
	Note		1 January 2007	Compensation	Change	Exercised	31 December 2007	Total	Exercisable	Exercisable
Parent Entity Directors
Thomas, R	(a),	(b)	1,264,204	—	—	—	1,264,204	782,102	—	782,102

Harrison, S			—	—	—	—	—	—	—	—

Stockman, R	(b	)	—	200,000	—	—	200,000	—	—	—

Wade, D	(a	)	250,000	—	—	—	250,000	200,000	—	200,000

Bennett, C	(a	)	250,000	—	—	—	250,000	200,000	—	200,000

Godshall, D *	(b	)	5,581,264	—	—	—	5,581,264	1,395,316	—	1,395,316

Total			7,345,468	200,000	—	—	7,545,468	2,577,418	—	2,577,418

*	On 20 November 2007, the Company announced its intention to seek shareholder approval in 2008 to grant 1.1 million performance rights to Mr. Godshall with a zero strike price. No such approval has been obtained, and therefore no performance rights have been issued (or recorded above), at the date of this report.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
27.	OPTION HOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)

								Vested 31 December 2007
			Balance	Granted as	Net	Options	Balance		Not
	Note		1 January 2007	Compensation	Change	Exercised	31 December 2007	Total	Exercisable	Exercisable
Other Key Management Personnel
Rowe, D	(b),	(c)	1,200,000	200,000	—	—	1,400,000	300,000	—	300,000

LaRose, J	(b),	(c)	2,504,204	300,000	—	—	2,804,204	1,972,102	—	1,972,102

McIntyre, D	(b),	(c)	1,728,408	400,000	—	—	2,128,408	814,204	—	814,204

Foley, J	(b),	(c)	—	1,200,000	—	—	1,200,000	—	—	—

Reedy, J	(b),	(c)	1,346,306	—	—	—	1,346,306	623,153	—	623,153

Schuermann, J	(b),	(c)	—	1,000,000	—	—	1,000,000	—	—	—

Total			6,778,918	3,100,000	—	—	9,878,918	3,709,459	—	3,709,459

Notes:

(a)	The options refer to Incentive Options, further details of which are set out below under the heading “Options”. In relation to Mr. Thomas, 764,204 of his options were granted under the Company’s ESOP with the balance comprising Incentive Options.

(b)	The options refer to performance rights granted under the Company’s Performance Rights Plan (“PRP”). Ms. Foley’s equity includes 1,000,000 options granted under the Company’s ESOP with the remainder constituting performance rights. Mr. Schuermann’s equity includes 900,000 options granted under the Company’s ESOP with the remainder constituting performance rights.

(c)	In accordance with the terms of the Company’s ESOP Rules and the PRP Rules, each option / performance right entitles the holder to purchase one ordinary share at the relevant exercise price (with the strike price under the PRP being zero) and subject to satisfaction of performance hurdles, if any.
Net Change refers to those options that have been forfeited or cancelled in accordance with the terms of the Company’s ESOP Rules.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
28. COMPENSATION FOR DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL
The Company has applied the provisions of the Corporations Amendments Regulation 2007 that allow the Company to transfer director and other key management personnel remuneration disclosures required by AASB 124: Related Party Disclosures paragraphs Aus 25.4 to Aus 25.7.2 to the Remuneration Report section of the Directors’ Report.
In accordance with the above, information concerning the compensation for directors and other key management personnel may be found in the Remuneration Report (see Section 4 to Appendix A to the Remuneration Report).
29. SHAREHOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL

						Net	Balance
			Balance	Granted as	Options	Change*	31 December
	Note		1 January 2007	Remuneration	Exercised	Other	2007
Parent Entity Directors

Thomas, R	(a	)	1,758,000	—	—	600,000	2,358,000

Harrison, S	(b	)	91,588,782	—	—	—	91,588,782

Stockman, R			—	—	—	300,000	300,000

Wade, D	(c	)	1,000,000	—	—	8,333	1,008,333

Bennett, C			—	—	—	—	—

Godshall, D			37,305	—	—	63,000	100,305

Other Key Management Personnel
Rowe, D			10,000	—	—	—	10,000

LaRose, J			—	—	—	—	—

McIntyre, D			28,000	—	—	—	28,000

Foley, J			—	—	—	—	—

Reedy, J			—	—	—	—	—

Schuermann, J			—	—	—	—	—

Total			94,422,087	—	—	971,333	95,393,420

*	Net Change Other refers to shares purchased or sold during the year.

(a)	Mr. Thomas owns shares in the Company through a variety of direct and indirect holdings. The bulk of Mr. Thomas’ indirect shareholding is held by himself and his wife (Mrs Kyrenia Thomas) as trustee of the Robert Thomas Superannuation Fund. The options referred to above include 500,000 Incentive Options and 764,204 ESOP options, further details of which are set out below under the heading “Options”.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
29.	SHAREHOLDINGS OF DIRECTORS AND OTHER KEY MANAGEMENT PERSONNEL (Continued)

(b)	As noted elsewhere in this Directors’ Report, Dr Harrison is the Managing General Partner of Apple Tree Partners 1 LP (“Apple Tree Partners”), the Company’s largest shareholder. To this end, the shares set out in the table above refer to shares owned by Apple Tree Partners.

Under Dr Harrison’s employment arrangement with Apple Tree Partners, he is prohibited from having an interest, directly or indirectly, in any entity in which Apple Tree Partners has invested. For this reason, Dr Harrison has no share or option holding in HeartWare (other than indirectly via Apple Tree Partners).

It should also be noted that, in connection with the acquisition of HeartWare, Inc. by HeartWare Limited, the Company issued a convertible note in favour of Apple Tree Partners in the amount of $1,420,000 which will accrue interest at 2.0% per annum (capitalised monthly in arrears). The conversion price is $1.00 per ordinary share. The principal and capitalised interest on the convertible note is repayable on the secondary anniversary of the date of issue of the convertible note (being 24 January 2007). As at the reporting date, the Company has received written confirmation that Apple Tree Partners has no present intention to require repayment of the convertible note. As Managing General Partner of Apple Tree Partners and for the purposes of the Corporations Act 2001, Dr Harrison is deemed to have an indirect interest in this convertible note.

(c)	The shares are held by Nickeli Holdings Pty Limited as trustee of the Wade Family Superannuation Fund. The options refer to Incentive Options, further details of which are set out below under the heading “Options”.
Remuneration Benefits
Apart from the details disclosed in this note, no Director has entered into a material contract with the Company or the Consolidated Group during the year and there were no material contracts involving Directors’ interests subsisting at anytime. At 31 December 2007, there were no amounts receivable from or payable to directors and their director-related entities.
30. RELATED PARTIES
On 26 July 2007, Mr. Robert Stockman was granted 200,000 options under the Company’s ESOP with an exercise price of $0.75 per option.
On 26 July 2007, Mr. Stockman and Mr. Thomas each subscribed for 500,000 shares under the Company’s placement with an exercise price of $0.60 per share.
Shareholders at an Extraordinary General Meeting held on 26 July 2007 approved all of the above.
Except as stated above, there were no transactions between the Consolidated Group and related parties during the year.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
31. EVENTS SUBSEQUENT TO BALANCE DATE
Other than the matters disclosed elsewhere in this Annual Report, there has not arisen in the interval between the end of the reporting period and the date of the Directors’ Report any item, transaction or event of a material and unusual nature likely, in the opinion of the Directors, to significantly effect the operations of the Consolidated Group, the results of those operations or the state of affairs of the Consolidated Group.
32. CHANGE IN ACCOUNTING POLICY
(a) Accounting for business combinations
The Consolidated Group changed its accounting policy for the financial year ended 31 December 2007 relating to the acquisition of HeartWare, Inc. by HeartWare Limited in January 2005. This acquisition is a “business combination”, the accounting treatment for which is set out in AASB 3: Business Combinations (“AASB 3”).
The business combination whereby HeartWare Limited acquired HeartWare, Inc. falls within the definition of a “business combination involving entities under common control” and this type of business combination is specifically scoped out of AASB 3. Further, there is presently no prescribed accounting treatment in Australia for business combinations involving entities under common control.
As a result of being scoped out of AASB 3 and in the absence of an Australian accounting standard governing common control transactions, the Consolidated Group considered the requirements of AASB 108: Accounting Policies, Changes in Accounting Estimates and Errors (“AASB 108”) in relation to the first-time adoption of Australian Equivalents to International Financial Reporting Standards for the year ended 31 December 2006 and determined to continue to apply the accounting policy that it had previously adopted for the year ended
31 December 2005 (under previous Australian GAAP), being the purchase method by the legal parent, as the appropriate accounting policy for business combinations involving entities under common control.
For the half-year ended 30 June 2007 and the year ended 31 December 2007, the Consolidated Group has continued to account for the acquisition of HeartWare, Inc. by HeartWare Limited as a business combination involving entities under common control but it has changed its accounting policy, as allowed under AASB 108, and has now recorded the transaction at the historical cost of the assets and liabilities of HeartWare, Inc. at the time of the acquisition (being 24 January 2005). As a result, the Consolidated Group no longer recognises intangible assets or goodwill as a consequence of the transaction.
It should be noted that the above revised approach has been taken in order to provide more relevant and reliable information to users on the basis that this approach is consistent with the accounting policy as it applies to the Company’s separate US financial statements which are filed with United States Securities & Exchange Commission and which are prepared in accordance with applicable accounting standards in the United States.
In changing the Australian accounting policy such that it is consistent with the US accounting policy, the Board of Directors believe that this will reduce investor confusion and better align the Consolidated Groups’ financial results as reported in both Australia and the United States.
The aggregate effect of the change in accounting policy on the financial statements is as follows (no taxation effect results from these changes):
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
32. CHANGE IN ACCOUNTING POLICY (Continued)
(a) Consolidation (Continued)

	Previously
	Stated	Adjustment	Revised
Consolidated Income Statement for 12 Months Ended 31 December 2006

Depreciation and amortisation expense ($)	(2,911,525)	2,211,235	756,160

Loss before income tax expense ($)	(25,461,888)	2,211,235	(23,250,653)

Basic and diluted earnings per share (cents per share)	(14.6)	1.3	(13.3)

Consolidated Balance Sheet as at 31 December 2006

Intangible assets ($)	43,806,476	(40,924,705)	2,881,771

Issued capital ($)	(105,256,919)	45,583,809	(59,673,110)

Reserves ($)	(3,270,362)	(236,632)	(3,506,994)

Retained earnings ($)	43,211,097	(4,422,472)	38,788,625
(b) Changes to Australian Accounting Standards
The following Australian Accounting Standards have been issued or amended and are applicable to the Parent Entity and Consolidated Group but are not yet effective. They have not been adopted in preparation of the financial statements at reporting date.

		Nature of Change in		Application Date
AASB	AASB Standard	Accounting Policy	Application Date of	for the Consolidated
Amendment	Affected	and Impact	the Standard	Group
AASB 2007-1	AASB 2: Share-based Payment	No change, no impact	1 March 2007	1 January 2008
AASB 2007-2	Various standards	No change, no impact	1 January 2008	1 January 2008
AASB 2007-3	Various standards	No change, no impact	1 January 2009	1 January 2009
AASB 2007-4	Various standards	No change, no impact	1 July 2007	1 January 2008
AASB 2007-6	Various standards	No change, no impact	1 January 2009	1 January 2009
AASB 2007-7	Various standards	No change, no impact	1 July 2007	1 January 2008
New Standard	AASB 8: Operating Segments	No change, no impact	1 January 2009	1 January 2009
Interpretation 11	AASB 2: Share-based payment — Group and Treasury Share Transactions	No change, no impact	1 March 2007	1 January 2008
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2007
32. CHANGE IN ACCOUNTING POLICY (Continued)
(b) Changes to Australian Accounting Standards (Continued)
All other pending Standards issued between the previous financial report and the current reporting dates have no application to either the Parent Entity or Consolidated Group.
33. COMPANY DETAILS
The registered office of the Company is:
HeartWare Limited
Level 57
MLC Centre
19-29 Martin Place
SYDNEY NSW 2000
The principal places of business are as follows:
Corporate Offices:
HeartWare Limited
Level 57
MLC Centre
19-29 Martin Place
SYDNEY NSW 2000
Operational Facility:
HeartWare, Inc.
3351 Executive Way
MIRAMAR FLORIDA USA 33025
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
ASX ADDITIONAL INFORMATION
FOR THE YEAR ENDED 31 DECEMBER 2007
Additional information required by the Australian Securities Exchange Limited Listing Rules and not disclosed elsewhere in this Annual Report is set out below.
Shareholder information set out below was applicable as at 3 February 2008.
Distribution of equity security holders

	Ordinary Shares		Options (unlisted)
	Number of	Number of	Number of	Number of
	holders	shares	holders	options

1 – 1,000	102	81,098	—	—
1,001 – 5,000	286	924,904	—	—
5,001 – 10,000	268	2,329,433	—	—
10,001 – 100,000	601	21,610,054	39	1,645,960
100,001 – and over	122	223,154,788	43	25,186,810

	1,379	248,100,277	82	26,832,770

The number of shareholders holding less than a marketable parcel was 19.

Twenty largest shareholders

		Number of	Percentage of
		ordinary	capital held
	Name	shares held	%
1	APPLE TREE PARTNERS I L P	91,588,782	36.92
2	HSBC CUSTODY NOMINEES (AUSTRALIA) LIMITED-GSCO ECSA	20,667,965	8.33
3	HSBC CUSTODY NOMINEES (AUSTRALIA) LIMITED — A/C 2	14,846,843	5.98
4	NATIONAL NOMINEES LIMITED	14,301,102	5.76
5	ANZ NOMINEES LIMITED <CASH INCOME A/C>	11,299,388	4.55
6	J P MORGAN NOMINEES AUSTRALIA LIMITED	9,714,776	3.92
7	MR JON B PLATT	8,000,000	3.23
8	HSBC CUSTODY NOMINEES (AUSTRALIA) LIMITED	6,157,574	2.48
9	MERRILL LYNCH (AUSTRALIA) NOMINEES PTY LIMITED	4,449,259	1.79
10	CITICORP NOMINEES PTY LIMITED	3,123,728	1.26
	BOND STREET CUSTODIANS LIMITED <MACQUARIE SMALLER
11	CO’S A/C>	2,583,333	1.04
12	ASIA UNION INVESTMENTS PTY LIMITED	2,061,359	0.83
13	MR MATTHEW ROSENTHAL	1,777,947	0.72
14	WARMAN INVESTMENTS PTY LTD	1,650,000	0.67
	MOORE FAMILY NOMINEE PTY LTD <MOORE FAMILY SUPER
15	FUND A/C>	1,200,000	0.48
16	EQUITY TRUSTEES LIMITED <SGH PI SMALLER CO’S FUND>	1,192,355	0.48
	MR ROBERT THOMAS & MRS KYRENIA THOMAS <ROB THOMAS
17	SUPER FUND A/C>	1,100,000	0.44
	NICKELI HOLDINGS PTY LIMITED <WADE FAMILY S/FUND
18	A/C>	1,051,333	0.42
19	MR STAN SIEJKA	814,820	0.33
20	MR PAUL BURGESS CAVE	800,000	0.32

	TOTAL	198,380,564	79.96

HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007

HEARTWARE LIMITED ABN 34 111 970 257
AND CONTROLLED ENTITIES
ASX ADDITIONAL INFORMATION
FOR THE YEAR ENDED 31 DECEMBER 2007

Options Unlisted
The Company has 26,832,770 options on issue under both the Company’s Employee Share Option Plan (“ESOP”) and the Performance Rights Plan. These options are held by 72 individuals with 2 directors holding 6,345,468 options under the ESOP.
The Company has an addition 1.85 million Incentive Options on issue, with 1.5 million of these being held by 3 directors and the balance being held by 2 individuals.
Escrowed Securities
The Company has no escrowed securities.
Substantial Shareholders
The number of shares held by the substantial shareholders and their associated interests are set out below:

	Number of
	Ordinary	Percentage
	Shares	%
Apple Tree Partners	91,588,782	36.9%
Mr. Muneer A. Satter	18,450,000	7.44%
Pequot Capital Management, Inc.	12,662,135	5.10%
Voting Rights
Ordinary shares
The voting rights set out in the Company’s Constitution are:
(a)	at meetings of members or classes of members each member entitled to vote may vote in person or by proxy or attorney; and

(b)	on a show of hands every person who is a member has one vote and on a poll every person present in person or by proxy or attorney has one vote for each ordinary share held.
General Information
The name of the Company Secretary is Mr. David John McIntyre.
The address of the principal registered office in Australia is Level 57, MLC Centre, 19-29 Martin Place, Sydney NSW 2000, telephone (02) 9238 2064.
Registers of securities are held at Registries Limited, Level 7, 207 Kent Street, Sydney, NSW 2000.
Quotation has been granted for all ordinary shares of the Company (excluding escrowed securities) on all Member Exchanges of the Australian Securities Exchange Limited.
Details on options over unissued shares, including the convertible note, are set out in the Directors Report.
Statement on use of cash and assets in a form readily convertible to cash
Since admission to the Australian Securities Exchange Limited on 31 January 2007, the Company has used the cash and assets in a form readily convertible to cash that it had at the time of admission in a manner consistent with its business objectives.
HeartWare Limited ABN 34 111 970 257
Annual Financial Report & Directors’ Report 2007